UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934, as amended

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         14a-6(e)(2))
[X]      Definitive Proxy Statement
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[ ]      Soliciting Material under Sec.240.14a-12

                      THE ADVISORS' INNER CIRCLE FUND III
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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


                  FIERA CAPITAL DIVERSIFIED ALTERNATIVES FUND
                                  A SERIES OF
                      THE ADVISORS' INNER CIRCLE FUND III
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the "Meeting") of the Fiera Capital Diversified Alternatives Fund (formerly the Rothschild Larch Lane Alternatives Fund) (the "Fund"), a series of The Advisors' Inner Circle Fund III (the "Trust"). The Meeting is scheduled for December 5, 2016. If you are a shareholder of record of the Fund as of the close of business on September 30, 2016, you are entitled to vote at the Meeting, and any adjournment of the Meeting. As discussed in more detail in the accompanying materials, in connection with certain transactions involving the Fund's investment adviser, you are being asked to approve new agreements that will provide for a continuous investment program for the Fund.

First, you are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Fiera Capital Inc. ("Fiera") (the "New Advisory Agreement"). Fiera currently serves as investment adviser to the Fund pursuant to an interim advisory agreement between the Trust, on behalf of the Fund, and Fiera, dated August 31, 2016 (the "Fiera Interim Advisory Agreement"). The Fund, however, was initially managed by Rothschild Larch Lane Management Company LLC ("RLL"), a joint venture between Rothschild Asset Management Inc. ("Rothschild") and Larch Lane Advisors LLC ("Larch Lane"), pursuant to a prior advisory agreement between the Trust, on behalf of the Fund, and RLL, dated July 17, 2014 (the "Prior Advisory Agreement"). RLL became known as Fiera Capital Management Company LLC ("Fiera Capital Management") when Fiera purchased the interests of Rothschild in RLL on July 11, 2016 (the "Fiera/Rothschild Transaction"). Because the Prior Advisory Agreement terminated at the time of the Fiera/Rothschild Transaction, Fiera Capital Management began serving as investment adviser to the Fund pursuant to an interim advisory agreement between the Trust, on behalf of the Fund, and Fiera Capital Management, dated July 11, 2016 (the "Fiera Capital Management Interim Advisory Agreement"). The Fiera Interim Advisory Agreement replaced the Fiera Capital Management Interim Advisory Agreement when Fiera acquired a majority of the assets of Larch Lane, and the investment team of Larch Lane joined Fiera on August 31, 2016 (the "Fiera/Larch Lane Transaction"). The Fiera Interim Advisory Agreement, however, will expire on the earlier of 150 days from the Fiera/Rothschild Transaction or such time as shareholders of the Fund approve the New Advisory Agreement. Therefore, it is proposed that shareholders approve the New Advisory Agreement to enable Fiera to continue to serve as the investment adviser to the Fund following the expiration of the Fiera Interim Advisory Agreement. The New Advisory Agreement has the same advisory fee as, and does not materially differ from, the Prior Advisory Agreement. If the New Advisory Agreement is not approved by shareholders, the Fund will continue to operate under the Fiera Interim Advisory Agreement until its term expires, and the Board will consider what further action is in the best interests of the Fund and its shareholders, which may include resubmitting the New Advisory Agreement to shareholders for approval.

Second, you are being asked to approve the Fiera Capital Management Interim Advisory Agreement. If shareholders approve the New Advisory Agreement, Fiera will receive the escrowed advisory fees payable to it for the services provided to the Fund pursuant to the Fiera Interim Advisory Agreement. The Fiera Capital Management Interim Advisory Agreement requires shareholder approval, however, in order for Fiera (as successor to Fiera Capital Management) to receive the escrowed advisory fees payable to Fiera Capital Management for the services Fiera Capital Management provided to the Fund pursuant to the Fiera Capital Management Interim Advisory Agreement. The terms of the Fiera Capital Management Interim Advisory Agreement do not materially differ from those of the Prior Advisory Agreement, except with respect to certain provisions that are required by law, including provisions regarding the escrowing of fees.

Finally, you are being asked to approve a new investment sub-advisory agreement between Fiera and Mizuho Alternative Investments, LLC ("MAI") with respect to the Fund (the "New Sub-Advisory Agreement"). MAI served as one of the initial sub-advisers of the Fund pursuant to a prior sub-advisory agreement between RLL and MAI with respect to the Fund, dated July 1, 2015 (the "Prior Sub-Advisory Agreement"). Between the time of the Fiera/Rothschild Transaction and the time of the Fiera/Larch Lane Transaction, MAI served as an investment sub-adviser to the Fund pursuant to an interim sub-advisory agreement between Fiera Capital Management and MAI with respect to the Fund, dated July 11, 2016 (the "Fiera Capital Management Interim Sub-Advisory Agreement"), and MAI currently serves as an investment sub-adviser to the Fund pursuant to an interim sub-advisory agreement between Fiera and MAI with respect to the Fund, dated August 31, 2016 (the "Fiera Interim Sub-Advisory Agreement," and, together with the Fiera Capital Management Interim Sub-Advisory Agreement, the "Interim Sub-Advisory Agreements"), which replaced the Fiera Capital Management Interim Sub-Advisory Agreement at the time of the Fiera/Larch Lane Transaction. The Fiera Interim Sub-Advisory Agreement, however, will expire on the earlier of 150 days from the Fiera/Rothschild Transaction or such time as shareholders of the Fund approve the New Sub-Advisory Agreement. Therefore, while shareholders are not being asked to approve the Interim Sub-Advisory Agreements, it is proposed that shareholders approve the New Sub-Advisory Agreement to enable MAI to continue to serve as an investment sub-adviser to the Fund following the expiration of the Fiera Interim Sub-Advisory Agreement. Each of the Interim Sub-Advisory Agreements and the New Sub-Advisory Agreement have the same advisory fee as, and do not materially differ from, the Prior Sub-Advisory Agreement.

New sub-advisory agreements with the other sub-advisers to the Fund have been entered into without shareholder approval pursuant to the terms of a Securities and Exchange Commission ("SEC") exemptive order (the "Order"), because the other sub-advisers are not affiliates of the Trust, the Fund or the Fund's investment adviser ("Affiliated Sub-Advisers"). The New Sub-Advisory Agreement requires shareholder approval, however, because the Order does not apply to sub-advisory agreements with Affiliated Sub-Advisers, and MAI is an Affiliated Sub-Adviser by virtue of the fact that one of its affiliates owns more than 5% of the outstanding shares of the Fund.

THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY APPROVED THE NEW ADVISORY AGREEMENT, THE FIERA CAPITAL MANAGEMENT INTERIM ADVISORY AGREEMENT, AND THE NEW SUB-ADVISORY AGREEMENT (THE "AGREEMENTS") AND RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE AGREEMENTS AS DESCRIBED IN THE PROXY STATEMENT.

YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting and vote in person. You may also vote your shares by telephone or through the Internet. Please follow the enclosed instructions to utilize any of these voting methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Fund, who will remind you to vote your shares.

Thank you for your attention and consideration of this important matter and for your investment in the Fund. If you need additional voting information, please call 1-800-967-0261 Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Sincerely,

/s/ Michael Beattie
-------------------
Michael Beattie
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                  FIERA CAPITAL DIVERSIFIED ALTERNATIVES FUND
                                  A SERIES OF
                      THE ADVISORS' INNER CIRCLE FUND III
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 5, 2016

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Fiera Capital Diversified Alternatives Fund (formerly the Rothschild Larch Lane Alternatives Fund) (the "Fund"), a series of The Advisors' Inner Circle Fund III (the "Trust"), will be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456 on December 5, 2016, at 10:00 a.m., Eastern time.

At the Meeting, shareholders of record of the Fund will be asked to approve the following proposals and to transact such other business, if any, as may properly come before the Meeting:

     1. Approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Fiera Capital Inc. ("Fiera").

     2. Approve an interim investment advisory agreement between the Trust, on behalf of the Fund, and Fiera Capital Management Company LLC.

     3. Approve a new investment sub-advisory agreement between Fiera and Mizuho Alternative Investments, LLC with respect to the Fund.

All shareholders are cordially invited to attend the Meeting and vote in person. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy by mail, Internet or telephone, or by voting in person at the Meeting.

Shareholders of record of the Fund at the close of business on September 30, 2016 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
              SHAREHOLDER MEETING TO BE HELD ON DECEMBER 5, 2016.

The proxy statement is available at www.proxyonline.com/docs/fiera2016.pdf.

                                             By Order of the Board of Trustees

                                             /s/ Michael Beattie
                                             -------------------
                                             Michael Beattie
                                             President

                  FIERA CAPITAL DIVERSIFIED ALTERNATIVES FUND
                                  A SERIES OF
                      THE ADVISORS' INNER CIRCLE FUND III
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 5, 2016

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors' Inner Circle Fund III (the "Trust") for use at the special meeting of shareholders of the Fiera Capital Diversified Alternatives Fund (formerly the Rothschild Larch Lane Alternatives
Fund) (the "Fund") to be held on Monday, December 5, 2016 at 10:00 a.m., Eastern time at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456, and at any adjourned session thereof (such special meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of record of the Fund at the close of business on September 30, 2016 (the "Record Date") are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to shareholders on or about November 4, 2016.

The Trust currently offers Investor Class Shares and Institutional Class Shares of the Fund (the "Shares"). The Shares will vote in the aggregate, and not by class, on each proposal. Each full Share will be entitled to one vote, and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share, on each proposal. As of the Record Date, the Fund had the following Shares issued and outstanding:

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SHARE CLASS                                    SHARES ISSUED AND OUTSTANDING
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Investor Class Shares                                    11,793.119
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Institutional Class Shares                               6,091,183.307
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In this proxy statement, the Trust's Board of Trustees is referred to as the
"Board," and the term "Trustee" includes each trustee of the Trust. A Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is referred to in this proxy statement as an "Independent Trustee."

  PROPOSALS 1 AND 2: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT AND THE
              FIERA CAPITAL MANAGEMENT INTERIM ADVISORY AGREEMENT

You are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Fiera Capital Inc. ("Fiera") (the "New Advisory Agreement"). Fiera currently serves as investment adviser to the Fund pursuant to an interim advisory agreement between the Trust, on behalf of the Fund, and Fiera, dated August 31, 2016 (the "Fiera Interim Advisory Agreement"). The Fund, however, was initially managed by Rothschild Larch Lane Management Company LLC ("RLL"), a joint venture between Rothschild Asset Management Inc. ("Rothschild") and Larch Lane Advisors LLC ("Larch Lane"), pursuant to a prior advisory agreement between the Trust, on behalf of the Fund, and RLL, dated July 17, 2014 (the "Prior Advisory Agreement"). RLL became known as Fiera Capital Management Company LLC ("Fiera Capital Management") when Fiera purchased the interests of Rothschild in RLL on July 11, 2016 (the "Fiera/Rothschild Transaction"), at which time the Fund was also renamed to reflect the change in ownership of its investment adviser. At the time of the Fiera/Rothschild Transaction, Fiera Capital Management began serving as the investment adviser to the Fund pursuant to an interim advisory agreement between the Trust, on behalf of the Fund, and Fiera Capital Management, dated July 11, 2016 (the "Fiera Capital Management Interim Advisory Agreement," and, together with the Fiera Interim Advisory Agreement, the "Interim Advisory Agreements"). While the Rothschild personnel that had been associated with RLL ceased serving as portfolio managers of the Fund at the time of the Fiera/Rothschild Transaction, the Larch Lane personnel associated with RLL that had managed the Fund since its inception continue to manage the Fund.

On August 31, 2016, Fiera acquired a majority of the assets of Larch Lane, and the investment team of Larch Lane joined Fiera (the "Fiera/Larch Lane Transaction," and, together with the Fiera/Rothschild Transaction, the "Transactions"). The Fiera Interim Advisory Agreement became effective at the time of the Fiera/Larch Lane Transaction, replacing the Fiera Capital Management Interim Advisory Agreement, but will expire on the earlier of 150 days from the time of the Fiera/Rothschild Transaction or such time as shareholders of the Fund approve the New Advisory Agreement. Therefore, it is proposed that shareholders approve the New Advisory Agreement in order for Fiera to continue to serve as the investment adviser to the Fund, and for the Larch Lane personnel to be able to continue to manage the Fund as employees of Fiera, following the expiration of the Fiera Interim Advisory Agreement. The New Advisory Agreement has the same advisory fees as, and does not materially differ from, the Prior Advisory Agreement.

As discussed in greater detail below, at a special Board meeting held on July 11, 2016 (the "Board Meeting"), the Board unanimously approved the New Advisory Agreement and recommended the approval of the New Advisory Agreement to the Fund's shareholders. Because the Fiera/Rothschild Transaction may have been considered to have resulted in a change of control of RLL under the 1940 Act resulting in the assignment and automatic termination of the Prior Advisory Agreement, at the Board Meeting, the Board also approved the Fiera Capital Management Interim Advisory Agreement, which became effective at the time of the Fiera/Rothschild Transaction, and recommended the approval of the Fiera Capital Management Interim Advisory Agreement to the Fund's shareholders. In addition, at the Board Meeting, the Board approved the Fiera Interim Advisory Agreement to enable Fiera to become the investment adviser to the Fund at the time of the Fiera/Larch Lane Transaction. The Fiera Interim Advisory Agreement replaced the Fiera Capital Management Interim Advisory Agreement and will continue in effect for a term ending on the earlier of 150 days from the Fiera/Rothschild Transaction or such time as shareholders of the Fund approve the New Advisory Agreement, which would replace the Fiera Interim Advisory Agreement. Shareholders are being asked to approve the Fiera Capital Management Interim Advisory Agreement in order for Fiera (as successor to Fiera Capital Management) to receive the advisory fees held in escrow for the services Fiera Capital Management provided to the Fund pursuant to the Fiera Capital Management Interim Advisory Agreement. Shareholders of the Fund are not being asked to approve the Fiera Interim Advisory Agreement. However, in order for Fiera to continue to provide investment advisory services to the Fund following the expiration of the Fiera Interim Advisory Agreement, and for Fiera to receive the advisory fees held in escrow for the services provided to the Fund pursuant to the Fiera Interim Advisory Agreement, shareholders of the Fund must approve the New Advisory Agreement.

If the New Advisory Agreement is not approved by shareholders, the Fund will continue to operate under the Fiera Interim Advisory Agreement until its term expires, and the Board will consider what further action is in the best interests of the Fund and its shareholders, which may include resubmitting the New Advisory Agreement to shareholders for approval. If the Fiera Capital Management Interim Advisory Agreement is not approved by shareholders, it may also be resubmitted to shareholders for approval.

DESCRIPTION OF THE MATERIAL TERMS OF THE PRIOR ADVISORY AGREEMENT, THE NEW ADVISORY AGREEMENT, AND THE INTERIM ADVISORY AGREEMENTS

     MATERIAL TERMS OF THE PRIOR ADVISORY AGREEMENT AND THE NEW ADVISORY
     AGREEMENT

The Prior Advisory Agreement was initially approved by the Board at its May 15, 2014 meeting. The Prior Advisory Agreement was also approved by the Fund's initial shareholder on July 25, 2014.

The New Advisory Agreement will become effective upon its approval by the Fund's shareholders. The New Advisory Agreement has the same advisory fees as, and does not materially differ from, the Prior Advisory Agreement. Set forth below is a summary of the material terms of the New Advisory Agreement. Although the summary of the material terms of the New Advisory Agreement below is qualified in its entirety by reference to the form of the New Advisory Agreement included as Appendix A, shareholders should still read the summary below carefully.

The advisory fee rate under the Prior Advisory Agreement and the New Advisory Agreement is the same. The Trust will continue to pay an annual rate of 1.75% of the Fund's average daily net assets for advisory services. In addition, the Fund's operating expenses are not expected to increase as a result of the Transactions or the New Advisory Agreement. RLL entered into an expense limitation and fee waiver agreement with the Fund, and Fiera has expressed its willingness to enter into a similar expense limitation and fee waiver arrangement with the Fund.

The New Advisory Agreement would require Fiera to provide the same services as RLL provided under the Prior Advisory Agreement. Fiera shall, subject to the supervision of the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund, consistent with the investment objectives and policies of the Fund. The New Advisory Agreement also allows Fiera, in providing services to the Fund, to use the resources and personnel of its affiliates, to the extent permitted by law.

The New Advisory Agreement has the same duration and termination provisions as the Prior Advisory Agreement. The New Advisory Agreement will have an initial term of two years from its effective date and states that it will continue from year to year so long as its renewal is specifically approved by (a) a majority vote of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the New Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval or (b) vote of a majority of the outstanding voting securities of the Fund. The New Advisory Agreement shall automatically terminate in the event of its assignment and may be terminated, without the payment of any penalty by the Trust: (i) by a vote of the Board; or (ii) by the vote of a majority of the outstanding voting securities of the Fund. It may also be terminated by Fiera on not more than sixty (60) days' nor less than thirty (30) days' written notice to the Trust.

The New Advisory Agreement subjects Fiera to substantially the same standard of care and liability to which RLL was subject under the Prior Advisory
Agreement.

     THE INTERIM ADVISORY AGREEMENTS

The Fiera Capital Management Interim Advisory Agreement became effective at the time of the Fiera/Rothschild Transaction, and the Fiera Interim Advisory Agreement became effective at the time of the Fiera/Larch Lane Transaction.
The Fiera Interim Advisory Agreement replaced the Fiera Capital Management Interim Advisory Agreement and will continue in effect for a term ending on the earlier of 150 days from the Fiera/Rothschild Transaction or such time as shareholders of the Fund approve the New Advisory Agreement, which would replace the Fiera Interim Advisory Agreement.

The terms of the Interim Advisory Agreements do not materially differ from those of the Prior Advisory Agreement, except with respect to certain provisions that are required by law. For example, there is a requirement that fees payable under the Interim Advisory Agreements be paid into an interest bearing escrow account. If a majority of the Fund's outstanding voting securities approve the New Advisory Agreement and the Fiera Capital Management Interim Advisory Agreement, the amount in the escrow accounts (including interest earned) will be paid to Fiera (directly, in the case of the Fiera Interim Advisory Agreement, and as a successor to Fiera Capital Management, in the case of the Fiera Capital Management Interim Advisory Agreement), but if the New Advisory Agreement or the Fiera Capital Management Interim Advisory Agreement are not so approved, only the lesser of any costs incurred in performing the agreement not approved (plus interest earned on that amount while in escrow), or the total amount in the escrow account relating to such agreement (plus interest earned), will be paid to Fiera. The Fiera Capital Management Interim Advisory Agreement is included as Appendix B.

INFORMATION ABOUT FIERA

Fiera, a Delaware corporation founded in 1972, is wholly owned by Fiera US Holding Inc., a U.S. holding company which in turn is wholly owned by Fiera Capital Corporation, a publicly traded Canadian investment management firm whose stock is listed on the Toronto Stock Exchange (FSZ: CN). Fiera is located at 375 Park Avenue, 8th Floor, New York, New York 10152. Fiera US Holding Inc. is located at 375 Park Avenue, 8th Floor, New York, New York 10152. Fiera Capital Corporation is located at 1501, avenue McGill College, bureau 800, Montreal (Quebec), Canada H3A 3M8. As of August 31, 2016, Fiera had approximately $18.2 billion in assets under management.

Listed below are the names and titles of each principal executive officer of Fiera. The principal business address of each principal executive officer of Fiera is 375 Park Avenue, 8th Floor, New York, New York 10152.

--------------------------------------------------------------------------------
NAME                   POSITION HELD WITH FIERA
--------------------------------------------------------------------------------
Benjamin Thompson      President and Chief Executive Officer
--------------------------------------------------------------------------------
Jonathan Lewis         Chief Investment Officer
--------------------------------------------------------------------------------
Stephen A. McShea      General Counsel and Secretary
--------------------------------------------------------------------------------
Cameron Iraj           Chief Compliance Officer
--------------------------------------------------------------------------------

Fiera does not advise any other mutual funds with a similar investment objective as the Fund.

INFORMATION ABOUT FIERA CAPITAL MANAGEMENT

Fiera Capital Management, a Delaware limited liability company, is owned by Fiera. Fiera Capital Management is located at 375 Park Avenue, 8th Floor, New York, New York 10152. As of August 31, 2016, Fiera Capital Management had approximately $59.2 million in assets under management.

Listed below are the names and titles of each principal executive officer of Fiera Capital Management. The principal business address of each principal executive officer of Fiera Capital Management is 375 Park Avenue, 8th Floor, New York, New York 10152.

--------------------------------------------------------------------------------
NAME                                POSITION HELD WITH FIERA CAPITAL MANAGEMENT
--------------------------------------------------------------------------------
Rafael Steven Labourdette           Chief Financial Officer
--------------------------------------------------------------------------------
Barry Scott Ipp                     Chief Compliance Officer
--------------------------------------------------------------------------------
Mark Jurish                         Chief Investment Officer
--------------------------------------------------------------------------------

Fiera Capital Management does not advise any other mutual funds with a similar investment objective as the Fund.

BOARD CONSIDERATIONS IN APPROVING THE NEW ADVISORY AGREEMENT

In preparation for the Board Meeting, the Trustees requested that RLL, Larch Lane and Fiera furnish information necessary to evaluate the terms of the New Advisory Agreement. The Trustees used this information, as well as other information that RLL, Larch Lane, Fiera and other service providers of the Fund presented or submitted to the Board at the Board Meeting, and other meetings held since the approval of the Prior Advisory Agreement, to help them decide whether to approve the New Advisory Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from RLL, Larch Lane and Fiera regarding: (i) the terms, conditions, and expected timing of the Transactions, and the reasons that RLL, Larch Lane and Fiera were undergoing the Transactions; (ii) the nature, extent and quality of the services to be provided by Fiera; (iii) Fiera's operations and financial condition; (iv) Fiera's brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund's proposed advisory fee to be paid; (vi) Fiera's compliance program, including a description of material compliance matters and material compliance violations; (vii) Fiera's policies on and compliance procedures for personal securities transactions;
(viii) Fiera's investment experience; and (ix) the RLL investment management personnel associated with Larch Lane that would be employed by Fiera and the performance they had achieved for the Fund compared with a peer group of mutual funds and the Fund's benchmark indices.

Representatives from RLL, Larch Lane and Fiera then presented additional information and participated in question and answer sessions at the Board Meeting to help the Trustees evaluate Fiera's services, fee and other aspects of the New Advisory Agreement.

Based on their evaluation of the information provided by RLL, Larch Lane and Fiera, the Trustees, including all of the Independent Trustees, voting separately, approved the New Advisory Agreement at the Board Meeting. In considering the approval of the New Advisory Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by Fiera; (ii) the investment performance of the Fund; and (iii) the fee to be paid to Fiera, as discussed in further detail below. In addition, the Board considered representations from Fiera that the Transactions, and the related loss of the Rothschild personnel associated with RLL as portfolio managers of the Fund, were not expected to result in any material changes to the nature, extent and quality of the services to be provided to the Fund.

     NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY FIERA

In considering the nature, extent and quality of the services to be provided by Fiera, the Board reviewed the portfolio management services to be provided by Fiera to the Fund, including the quality of the continuing portfolio management personnel, the resources of Fiera and Fiera's compliance history and compliance program. The Trustees reviewed the terms of the proposed New Advisory Agreement, and noted that the terms of the New Advisory Agreement did not materially differ from those of the Prior Advisory Agreement. The Trustees also reviewed Fiera's proposed investment and risk management approaches for the Fund. The most recent investment adviser registration form ("Form ADV") for Fiera was provided to the Board, as was the response of Fiera to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by Fiera to the Fund.

The Trustees also considered other services to be provided to the Fund by Fiera such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund's investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by Fiera would be satisfactory.

     INVESTMENT PERFORMANCE OF THE FUND

The Board was provided with regular reports regarding the Fund's performance over various time periods, including since inception. Representatives from RLL provided information regarding, and led discussions of, factors impacting RLL's performance for the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that RLL's performance was satisfactory, or, where RLL's performance was materially below its benchmark and or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by RLL in an effort to improve performance. Based on this information and the representations that the Larch Lane investment management personnel associated with RLL would join Fiera and continue to manage the Fund after the time of the Fiera/Larch Lane Transaction, the Board concluded, within the context of its full deliberations, that the investment results that RLL had been able to achieve for the Fund were sufficient to support approval of the New Advisory Agreement.

     COSTS OF ADVISORY SERVICES

In considering the advisory fee payable by the Fund to Fiera, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to Fiera. The Trustees also reviewed reports prepared by the Fund's administrator comparing the Fund's net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees also considered that the fee payable to Fiera would be the same as the fee payable to RLL. Further, the Trustees considered that Fiera, not the Fund, would pay the Fund's sub-advisers pursuant to the Fund's sub-advisory agreements. The Trustees evaluated both the fee under the New Advisory Agreement and the portion of the fee under the New Advisory Agreement that would be retained by Fiera. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by Fiera. The Board also considered Fiera's commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund, similar to the arrangement that RLL had entered into with the Fund.

Because Fiera is new to the Fund and has not managed Fund assets, it was not possible to determine the profitability that Fiera might achieve with respect to the Fund or the extent to which economies of scale would be realized by Fiera as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding Fiera's profitability, or the extent to which economies of scale would be realized by Fiera as the assets of the Fund grow, but will do so during future considerations of Fiera's advisory agreement.

     APPROVAL OF THE NEW ADVISORY AGREEMENT

Based on the Board's deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees' counsel, unanimously concluded that the terms of the New Advisory Agreement, including the fee to be paid thereunder, were fair and reasonable and agreed to approve the New Advisory Agreement for an initial term of two years and recommend the approval of the New Advisory Agreement to the Fund's shareholders. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

BOARD CONSIDERATIONS IN APPROVING THE FIERA CAPITAL MANAGEMENT INTERIM ADVISORY AGREEMENT

In preparation for the Board Meeting, the Trustees requested that RLL, Larch Lane and Fiera furnish information necessary to evaluate the terms of the Fiera Capital Management Interim Advisory Agreement. The Trustees used this information, as well as other information that RLL, Larch Lane and Fiera presented or submitted to the Board at the Board Meeting, and other meetings held since the approval of the Prior Advisory Agreement, to help them decide whether to approve the Fiera Capital Management Interim Advisory Agreement.

Specifically, the Board requested and received written materials from RLL, Larch Lane and Fiera regarding: the terms, conditions and expected timing of the Fiera/Rothschild Transaction, the reasons that RLL was undergoing the Fiera/Rothschild Transaction, the implications of the Fiera/Rothschild Transaction on RLL's business and the pre- and post-Fiera/Rothschild Transaction structure of RLL. In recognition of the fact that the Fiera/Rothschild Transaction had not been consummated at the time of the Board Meeting and that the Board was being asked to approve RLL as it was expected to exist as Fiera Capital Management after the consummation of the Fiera/Rothschild Transaction as the adviser to the Fund, the materials provided by RLL, Larch Lane and Fiera addressed both RLL as it existed at the time of the Board Meeting and RLL, as it was expected to exist as Fiera Capital Management after the consummation of the Fiera/Rothschild Transaction. The Board, in considering the Fiera Capital Management Interim Advisory Agreement in the context of the Fiera/Rothschild Transaction, relied upon representations from RLL, Larch Lane and Fiera that: (i) the Fiera/Rothschild Transaction was not expected to result in any material changes to the nature, quality and extent of services provided to the Fund by RLL that are discussed below; (ii) RLL did not anticipate any material changes to its compliance program or code of ethics in connection with the Fiera/Rothschild Transaction, other than proposed changes relating to the addition of Fiera as a member of RLL at the time of the Fiera/Rothschild Transaction; and (iii) the loss of the Rothschild personnel associated with RLL as portfolio managers of the Fund in connection with the Fiera/Rothschild Transaction was not expected to result in any material changes to the nature, extent and quality of the services provided to the Fund.

At the Board Meeting, the Board also considered the terms of the Fiera Capital Management Interim Advisory Agreement and noted that the terms of the Fiera Capital Management Interim Advisory Agreement did not materially differ from those of the Prior Advisory Agreement, except with respect to certain provisions that are required by law, including provisions regarding the escrowing of fees. The Board also determined that it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Prior Advisory Agreement, which occurred at a Board meeting held on June 23, 2016 (the "June 2016 Meeting"), as part of its considerations to approve the Fiera Capital Management Interim Advisory Agreement and recommend the approval of the Fiera Capital Management Interim Advisory Agreement to the Fund's shareholders.

The discussion immediately below outlines the materials and information presented to the Board in connection with the Board's renewal of the Prior Advisory Agreement at the June 2016 Meeting and the conclusions made by the Board when determining to renew the Prior Advisory Agreement for an additional one-year term.

In preparation for the June 2016 Meeting, the Trustees requested that RLL furnish information necessary to evaluate the terms of the Prior Advisory Agreement. Prior to the June 2016 Meeting, the Independent Trustees met to review and discuss the information provided and submitted a request for additional information to RLL, and information was provided in response to this request. The Trustees used this information, as well as other information that RLL and other service providers of the Fund presented or submitted to the Board at the June 2016 Meeting and other meetings held during the prior year, to help them decide whether to renew the Prior Advisory Agreement for an additional year.

Specifically, the Board requested and received written materials from RLL and other service providers of the Fund regarding: (i) the nature, extent and quality of RLL's services; (ii) RLL's investment management personnel; (iii) RLL's operations and financial condition; (iv) RLL's brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund's advisory fee paid to RLL and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of RLL's profitability from its relationship with the Fund, including both direct and indirect benefits accruing to RLL and its affiliates; (vii) RLL's potential economies of scale; (viii) RLL's compliance program, including a description of material compliance matters and material compliance violations; (ix) RLL's policies on and compliance procedures for personal securities transactions; and
(x) the Fund's performance compared with a peer group of mutual funds and the Fund's benchmark indices.

Representatives from RLL, along with other Fund service providers, presented additional information and participated in question and answer sessions at the June 2016 Meeting to help the Trustees evaluate RLL's services, fee and other aspects of the Prior Advisory Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and RLL.

At the June 2016 Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by RLL and other service providers of the Fund, renewed the Prior Advisory Agreement. In considering the renewal of the Prior Advisory Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by RLL; (ii) the investment performance of the Fund and RLL; (iii) the costs of the services provided and profits realized by RLL from its relationship with the Fund, including both direct and indirect benefits accruing to RLL and its affiliates; (iv) the extent to which economies of scale are being realized by RLL; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

     NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY RLL

In considering the nature, extent and quality of the services provided by RLL, the Board reviewed the portfolio management services provided by RLL to the Fund, including the quality and continuity of RLL's portfolio management personnel, the resources of RLL, and RLL's compliance history and compliance program. The Trustees reviewed the terms of the Prior Advisory Agreement. The Trustees also reviewed RLL's investment and risk management approaches for the Fund. The most recent investment adviser registration form ("Form ADV") for RLL was provided to the Board, as was the response of RLL to a detailed series of questions which included, among other things, information about the investment advisory services provided by RLL to the Fund.

The Trustees also considered other services provided to the Fund by RLL such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund's investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by RLL were sufficient to support renewal of the Prior Advisory Agreement.

     INVESTMENT PERFORMANCE OF THE FUND AND RLL

The Board was provided with regular reports regarding the Fund's performance over various time periods, including since its inception. The Trustees also reviewed reports prepared by the Fund's administrator comparing the Fund's performance to its benchmark indices and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from RLL provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund's performance was satisfactory, or, where the Fund's performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by RLL in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that RLL had been able to achieve for the Fund were sufficient to support renewal of the Prior Advisory Agreement.

     COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In considering the advisory fee payable by the Fund to RLL, the Trustees reviewed, among other things, a report of the advisory fee paid to RLL. The Trustees also reviewed reports prepared by the Fund's administrator comparing the Fund's net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by RLL.

The Trustees reviewed the costs of services provided by and the profits realized by RLL from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to RLL and its affiliates. The Trustees considered how RLL's profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees also considered that RLL, not the Fund, paid the Fund's sub-advisers pursuant to the Fund's sub-advisory agreements. The Trustees evaluated both the fee under the Prior Advisory Agreement and the portion of the fee under the Prior Advisory Agreement retained by RLL. The Trustees concluded that the profit margins of RLL with respect to the management of the Fund were not unreasonable. The Board also considered RLL's commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered RLL's views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund's shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by RLL with respect to economies of scale.

     APPROVAL OF THE FIERA CAPITAL MANAGEMENT INTERIM ADVISORY AGREEMENT

Based on the Board's deliberations and its evaluation of the information described above regarding the Prior Advisory Agreement and the Fiera Capital Management Interim Advisory Agreement and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees' counsel, unanimously concluded that the terms of the Fiera Capital Management Interim Advisory Agreement, including the fee to be paid thereunder, were fair and reasonable and agreed to approve the Fiera Capital Management Interim Advisory Agreement and recommend the approval of the Fiera Capital Management Interim Advisory Agreement to the Fund's shareholders. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE NEW ADVISORY AGREEMENT AND THE FIERA CAPITAL MANAGEMENT INTERIM ADVISORY AGREEMENT.

       PROPOSAL 3: APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

You are being asked to approve a new investment sub-advisory agreement between Fiera and Mizuho Alternative Investments, LLC ("MAI") with respect to the Fund (the "New Sub-Advisory Agreement"). MAI served as one of the initial sub-advisers of the Fund pursuant to a prior sub-advisory agreement between RLL and MAI with respect to the Fund, dated July 1, 2015 (the "Prior Sub-Advisory Agreement"). Between the time of the Fiera/Rothschild Transaction and the time of the Fiera/Larch Lane Transaction, MAI served as an investment sub-adviser to the Fund pursuant to an interim sub-advisory agreement between Fiera Capital Management and MAI with respect to the Fund, dated July 11, 2016 (the "Fiera Capital Management Interim Sub-Advisory Agreement"), and MAI currently serves as an investment sub-adviser to the Fund pursuant to an interim sub-advisory agreement between Fiera and MAI with respect to the Fund, dated August 31, 2016 (the "Fiera Interim Sub-Advisory Agreement," and, together with the Fiera Capital Management Interim Sub-Advisory Agreement, the "Interim Sub-Advisory Agreements").

Section 15(a) of the 1940 Act generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to the fund. The Fund, however, continues to operate pursuant to the terms of a "manager-of-managers" exemptive order granted by the Securities and Exchange Commission (the "SEC") to RLL and the Trust on July 22, 2014 (the "Order), which provides an exemption from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Fund's investment adviser, subject to Board approval and certain other conditions, to enter into and materially amend sub-advisory agreements on behalf of the Fund without a shareholder vote where the sub-adviser is not an affiliate of the Trust, the Fund or the Fund's investment adviser ("Affiliated Sub-Adviser"). The New Sub-Advisory Agreement requires shareholder approval, however, because the Order does not apply to sub-advisory agreements with Affiliated Sub-Advisers, and MAI is an Affiliated Sub-Adviser by virtue of the fact that one of its affiliates owns more than 5% of the outstanding shares of the Fund.

As discussed in greater detail below, at the Board Meeting, the Board unanimously approved the New Sub-Advisory Agreement, and recommended the approval of the New Sub-Advisory Agreement to the Fund's shareholders. In connection with the approval of the Interim Advisory Agreements, at the Board Meeting, the Board also approved the Fiera Capital Management Interim Sub-Advisory Agreement, which became effective at the time of the Fiera/Rothschild Transaction, and the Fiera Interim Sub-Advisory Agreement which became effective at the time of the Fiera/Larch Lane Transaction. The Fiera Interim Sub-Advisory Agreement replaced the Fiera Capital Management Interim Sub-Advisory Agreement and will continue in effect for a term ending on the earlier of 150 days from the Fiera/Rothschild Transaction or such time as shareholders of the Fund approve the New Sub-Advisory Agreement, which would replace the Fiera Interim Sub-Advisory Agreement. Shareholders of the Fund are not being asked to approve the Interim Sub-Advisory Agreements. However, in order for MAI to continue to provide investment sub-advisory services to the Fund following the expiration of the Fiera Interim Sub-Advisory Agreement, shareholders of the Fund must approve the New Sub-Advisory Agreement.

The New Sub-Advisory Agreement has the same advisory fees as, and does not materially differ from, the Prior Sub-Advisory Agreement. In addition, the same MAI personnel will continue to serve as portfolio managers of the Fund.

If the New Sub-Advisory Agreement is not approved by shareholders, MAI will continue to serve as a sub-adviser to the Fund under the Fiera Interim Sub-Advisory Agreement until its term expires, and the Board will consider what further action is in the best interests of the Fund and its shareholders, which may include resubmitting the New Sub-Advisory Agreement to shareholders for approval.

DESCRIPTION OF THE MATERIAL TERMS OF THE PRIOR SUB-ADVISORY AGREEMENT, THE NEW SUB-ADVISORY AGREEMENT, AND THE INTERIM SUB-ADVISORY AGREEMENTS

     MATERIAL TERMS OF THE PRIOR SUB-ADVISORY AGREEMENT AND THE NEW SUB-ADVISORY AGREEMENT

The Prior Sub-Advisory Agreement was approved by the Board at its June 24, 2015 meeting. The initial sub-advisory agreement between RLL and MAI with respect to the Fund was approved by the Fund's initial shareholder on July 25, 2014.

The New Sub-Advisory Agreement will become effective with respect to the Fund upon its approval by the Fund's shareholders. The New Sub-Advisory Agreement has the same advisory fees as, and does not materially differ from, the Prior Sub-Advisory Agreement. Set forth below is a summary of the material terms of the New Sub-Advisory Agreement. Although the summary of the material terms of the New Sub-Advisory Agreement below is qualified in its entirety by reference to the form of the New Sub-Advisory Agreement included as Appendix C, shareholders should still read the summary below carefully.

The New Sub-Advisory Agreement would require MAI to provide the same sub-advisory services as MAI provided under the Prior Sub-Advisory Agreement, including (i) obtaining and evaluating such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in discharging its responsibilities under the agreement, (ii) formulating a continuing program for the investment of the assets of the allocated portion of the Fund's assets in a manner consistent with the Fund's investment objectives, policies and restrictions and the investment guidelines, and (iii) determining from time to time securities or other assets/instruments to be purchased, sold, retained, borrowed or lent using the allocated portion of the Fund's assets, and implementing those decisions, including the selection of entities with or through which such purchases, sales or loans are effected.

The advisory fee rates under the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement are the same. Fiera will continue to pay MAI at an annual rate of 1.00% based on the average daily net assets that MAI manages for the Fund. MAI participates in a capital allocation program that allows the excess cash held by MAI to be reallocated to another sub-adviser at the direction of the Fund's investment adviser, and provides that the Fund's investment adviser will compensate both MAI and the other sub-adviser without regard to the amount of excess cash allocated from MAI or allocated to the other sub-adviser.

The New Sub-Advisory Agreement has the same duration and termination provisions as the Prior Sub-Advisory Agreement. The New Sub-Advisory Agreement will have an initial term of two years from its effective date and states that it will continue from year to year so long as its renewal is specifically approved by
(a) a majority vote of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the New Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval or (b) vote of a majority of the outstanding voting securities of the Fund. It shall automatically terminate in the event of its assignment and may be terminated, without the payment of any penalty, by the Trust, (i) by a vote of the Board or (ii) by the vote of a majority of the outstanding voting securities of the Fund. It may also be terminated by Fiera on not more than sixty (60) days' nor less than thirty (30) days' written notice to MAI, and may be terminated by MAI on not less than ninety (90) days' written notice to Fiera.

The New Sub-Advisory Agreement subjects MAI to the same standard of care and liability to which it was subject under the Prior Sub-Advisory Agreement.

     THE INTERIM SUB-ADVISORY AGREEMENTS

The Fiera Capital Management Interim Sub-Advisory Agreement became effective at the time of the Fiera/Rothschild Transaction, and the Fiera Interim Sub-Advisory Agreement became effective at the time of the Fiera/Larch Lane Transaction. The Fiera Interim Sub-Advisory Agreement replaced the Fiera Capital Management Interim Sub-Advisory Agreement and will continue in effect for a term ending on the earlier of 150 days from the Fiera/Rothschild Transaction or such time as shareholders of the Fund approve the New Sub-Advisory Agreement which will replace the Fiera Interim Sub-Advisory Agreement.

The terms of the Interim Sub-Advisory Agreements do not materially differ from those of the Prior Sub-Advisory Agreement, except with respect to certain provisions that are required by law.

INFORMATION ABOUT MAI

MAI, a Delaware limited liability company formed in 2007, is owned by Mizuho Americas, LLC ("MUSO"), a US bank holding company headquartered in New York, New York. MUSO is a subsidiary of Mizuho Financial Group, Inc., a publicly-traded company listed on the Tokyo Stock Exchange and New York Stock Exchange (American Depositary Receipts). MUSO has the legal authority to exercise control over MAI's operations. MAI is located at 757 Third Avenue, 8th Floor, New York, New York 10017. MUSO is located at 1251 Avenue of the Americas, New York, New York 10020. Mizuho Financial Group, Inc. is located at 1-5-5, Otemachi, Chiyoda-ku, Tokyo 100-8176, Japan. As of August 31, 2016, MAI had approximately $2.7 billion in assets under management.

Listed below are the names and titles of each principal executive officer of MAI. The principal business address of each principal executive officer of MAI is 757 Third Avenue, 8th Floor, New York, New York 10017.

--------------------------------------------------------------------------------
NAME                             POSITION HELD WITH MAI
--------------------------------------------------------------------------------
Christopher Frederick            Chief Operating Officer
Crawford
--------------------------------------------------------------------------------
Masanobu Yamaguchi               President and Chief Executive Officer
--------------------------------------------------------------------------------
Ksenia Yanovna Portnoy           General Counsel and Chief Compliance Officer
--------------------------------------------------------------------------------
Naoki Mizuguchi                  Chief Administrative Officer
--------------------------------------------------------------------------------

MAI does not advise or sub-advise any other mutual funds with a similar investment objective as the Fund.

BOARD CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENT

In preparation for the Board Meeting, the Trustees requested that Fiera furnish information necessary to evaluate the terms of the New Sub-Advisory Agreement. The Trustees used this information, as well as other information that Fiera and MAI presented or submitted to the Board at the Board Meeting, and other meetings held since the approval of the Prior Sub-Advisory Agreement, to help them decide whether to approve the New Sub-Advisory Agreement for an initial two-year term.

At the Board Meeting, the Board considered the terms of the New Sub-Advisory Agreement and noted that the terms of the New Sub-Advisory Agreement were not materially different from those of the Prior Sub-Advisory Agreement. The Board also noted that the same MAI personnel would continue to serve as portfolio managers of the Fund. The Board therefore determined that it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Prior Sub-Advisory Agreement, which occurred at the June 2016 Meeting, as part of its considerations to approve the New Sub-Advisory Agreement and recommend the approval of the New Sub-Advisory Agreement to the Fund's shareholders.

The discussion immediately below outlines the materials and information presented to the Board in connection with the Board's renewal of the Prior Sub-Advisory Agreement at the June 2016 Meeting, and the conclusions made by the Board when determining to renew the Prior Sub-Advisory Agreement for an additional one-year term.

In preparation for the June 2016 Meeting, the Trustees requested that RLL and MAI furnish information necessary to evaluate the terms of the Prior Sub-Advisory Agreement. Prior to the June 2016 Meeting, the Independent Trustees met to review and discuss the information provided and submitted a request for additional information to MAI, and information was provided in response to this request. The Trustees used this information, as well as other information that RLL and MAI and other service providers of the Fund presented or submitted to the Board at the June 2016 Meeting and other meetings held during the prior year, to help them decide whether to renew the Prior Sub-Advisory Agreement for an additional year.

Specifically, the Board requested and received written materials from RLL and MAI and other service providers of the Fund regarding: (i) the nature, extent and quality of MAI's services; (ii) MAI's investment management personnel;
(iii) MAI's operations and financial condition; (iv) MAI's brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the sub-advisory fee paid to MAI and the Fund's overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of MAI's profitability from its relationship with the Fund, including both direct and indirect benefits accruing to MAI and its affiliates; (vii) MAI's potential economies of scale; (viii) MAI's compliance program, including a description of material compliance matters and material compliance violations; (ix) MAI's policies on and compliance procedures for personal securities transactions; and
(x) the Fund's performance compared with a peer group of mutual funds and the Fund's benchmark indices.

Representatives from RLL and MAI, along with other Fund service providers, presented additional information and participated in question and answer sessions at the June 2016 Meeting to help the Trustees evaluate MAI's services, fee and other aspects of the Prior Sub-Advisory Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management, RLL and MAI.

At the June 2016 Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by RLL, MAI and other service providers of the Fund, renewed the Prior Sub-Advisory Agreement. In considering the renewal of the Prior Sub-Advisory Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by MAI; (ii) the investment performance of the Fund and MAI; (iii) the costs of the services provided and profits realized by MAI from its relationship with the Fund, including both direct and indirect benefits accruing to MAI and its affiliates;
(iv) the extent to which economies of scale are being realized by MAI; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

     NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY MAI

In considering the nature, extent and quality of the services provided by MAI, the Board reviewed the portfolio management services provided by MAI to the Fund, including the quality and continuity of MAI's portfolio management personnel, the resources of MAI, and MAI's compliance history and compliance program. The Trustees reviewed the terms of the Prior Sub-Advisory Agreement. The Trustees also reviewed MAI's investment and risk management approaches for the Fund. The Trustees considered that the Fund's investment adviser supervises and monitors the performance of MAI. The most recent investment adviser registration form ("Form ADV") for MAI was provided to the Board, as was the response of MAI to a detailed series of questions which included, among other things, information about the investment sub-advisory services provided by MAI to the Fund.

The Trustees also considered other services provided to the Fund by MAI such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund's investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by MAI were sufficient to support renewal of the Prior Sub-Advisory Agreement.

     INVESTMENT PERFORMANCE OF THE FUND AND MAI

The Board was provided with regular reports regarding the Fund's performance, and MAI's contribution thereto, over various time periods, including since its inception. The Trustees also reviewed reports prepared by the Fund's administrator comparing the Fund's performance to its benchmark indices and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from MAI provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that MAI's performance was satisfactory, or, where MAI's performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by MAI in an effort to improve performance. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that MAI had been able to achieve for the Fund were sufficient to support renewal of the Prior Sub-Advisory Agreement.

     COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In considering the sub-advisory fee payable by RLL to MAI, the Trustees reviewed, among other things, a report of the sub-advisory fee paid to MAI. The Trustees also reviewed reports prepared by the Fund's administrator comparing the Fund's net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by MAI to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the sub-advisory fee was reasonable in light of the nature and quality of the services rendered by MAI.

The Trustees reviewed the costs of services provided by and the profits realized by MAI from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to MAI and its affiliates. The Trustees considered how MAI's profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of MAI with respect to the sub-advisement of the Fund were not unreasonable. The Board also considered MAI's commitment to sub-advising the Fund.

The Trustees considered MAI's views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund's shareholders through a graduated advisory fee schedule or other means, including fee waivers, even though the Board noted that RLL, not the Fund, paid MAI pursuant to the Prior Sub-Advisory Agreement. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the sub-advisory fee was reasonable in light of the information that was provided to the Trustees by MAI with respect to economies of scale.

APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

Based on the Board's deliberations and its evaluation of the information described above regarding the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees' counsel, unanimously concluded that the terms of the New Sub-Advisory Agreement, including the fee to be paid thereunder, were fair and reasonable and agreed to approve the New Sub-Advisory Agreement for an initial term of two years and recommend the approval of the New Sub-Advisory Agreement to the Fund's shareholders. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE NEW SUB-ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

REQUIRED VOTE

Each of the proposals must be approved by the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. Each proposal will be voted on separately. The approval of Proposal 3 is contingent on the approval of Proposal 1. The approval of Proposal 1 and the approval of Proposal 2 are not contingent on the approval of any other proposal.

VOTING AUTHORITY OF MAI AFFILIATE

As of the Record Date, an affiliate of MAI owned 86.9% of the outstanding Institutional Class Shares, and therefore has the ability to control whether the proposals are approved.

INFORMATION ON INVESTMENT ADVISORY FEES PAID

The following table shows: (i) the contractual advisory fees payable to RLL by the Fund pursuant to the Prior Advisory Agreement; (ii) the dollar amount of sub-advisory fees paid by RLL to MAI; (iii) the dollar amount of sub-advisory fees paid by RLL to the Fund's unaffiliated sub-advisers; (iv) the dollar amount of advisory fees waived by RLL pursuant to a contractual fee waiver agreement in place for the Fund; (v) the advisory fees retained by RLL; and (vi) the dollar amount of advisory/sub-advisory fees paid to RLL (after waivers) and MAI, each for the fiscal year ended October 31, 2015:

-------------------------------------------------------------------------------------------------------------------------
 CONTRACTUAL       SUB-ADVISORY        SUB-ADVISORY          ADVISORY FEES      ADVISORY FEES       ADVISORY/SUB-
ADVISORY FEES      FEES PAID BY        FEES PAID BY         WAIVED BY RLL        RETAINED BY        ADVISORY FEES
PAID BY FUND       RLL TO MAI              RLL TO                                    RLL           PAID TO RLL AND
    TO RLL                           UNAFFILIATED SUB-                                                    MAI
                                          ADVISERS
-------------------------------------------------------------------------------------------------------------------------
  $1,025,999        $143,790              $357,582             $361,441            $163,186            $306,976
-------------------------------------------------------------------------------------------------------------------------

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services ("SEIGFS") serves as the Fund's administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Fund's distributor and principal underwriter. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

PAYMENT OF EXPENSES

Fiera or its affiliates will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. The Fund will not incur any of these expenses.

COMMISSIONS PAID TO AFFILIATED BROKERS

During the fiscal year ended October 31, 2015, the Fund did not pay any commissions to affiliated brokers.

BENEFICIAL OWNERSHIP OF SHARES

As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of a class of the Fund. On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.

--------------------------------------------------------------------------------
INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                            NUMBER OF SHARES        % OF CLASS
--------------------------------------------------------------------------------
Charles Schwab & Co Inc                        9,917.249               84.1%
Special Custody A/C FBO Customers
ATTN Mutual Funds
211 Main St
San Francisco, CA 94105-1905
--------------------------------------------------------------------------------
Larch Lane Advisors LLC                        1,059.468                9.0%
800 Westchester Ave Ste s528
Rye Brook, NY 10573-1323
--------------------------------------------------------------------------------
National Financial Services LLC                  560.820                4.8%
FBO Our Customers
Attn: Mutual Funds Dept
499 Washington Blvd, Fl 4
Jersey City, NJ 07310-2010
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                            NUMBER OF SHARES        % OF CLASS
--------------------------------------------------------------------------------
MAI Bridge Fund II                         5,295,794.393               86.9%
190 Elgin Avenue
George Town Grand Cayman KY1-9005
--------------------------------------------------------------------------------
RBC Capital Markets LLC                      459,212.423                7.5%
Mutual Fund Omnibus Processing
Omnibus
ATTN Mutual Fund Ops Manager
60 S 6th St p08
Minneapolis, MN 55402-4413
--------------------------------------------------------------------------------

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees, and/or on the records of the Trust's transfer agent.

ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS

For a free copy of the Fund's annual report dated October 31, 2015, which covers the period from November 1, 2014 to October 31, 2015, or semi-annual report dated April 30, 2016, which covers the period from November 1, 2015 to April 30, 2016, shareholders of the Fund may call 1-844-RLL-FUND
(1-844-755-3863) or write to the Fund at: Fiera Capital Diversified Alternatives Fund, P.O. Box 219009, Kansas City, MO 64121-9009.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a statutory trust under the laws of the state of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and the Amended and Restated By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

VOTING AND OTHER MATTERS

If you wish to participate in the Meeting, you may vote by mail, Internet or telephone, or in person. Your vote is important no matter how many shares you own. At any time before the Meeting, you may change your vote by providing written notice to the Trust, by submitting a subsequent proxy by mail, Internet or telephone, or by voting in person at the Meeting. For additional voting information, shareholders should call 1-800-967-0261 Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services.

All proxy cards that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. IF NO CONTRARY DIRECTION IS GIVEN ON AN EXECUTED PROXY CARD, IT WILL BE VOTED FOR THE APPROVAL OF EACH PROPOSAL.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. The presence in person or by proxy of shareholders of the Fund holding more than thirty-three and one-third percent (33 1/3%) of the total votes eligible to be cast by all shareholders of the Fund as of the Record Date constitutes a quorum for the transaction of business at the Meeting. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote AGAINST the approval of each proposal, because an absolute percentage of affirmative votes is required to approve each proposal.

As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment management agreement.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR the approval of a proposal in favor of an adjournment with respect to the proposal, and will vote those proxies required to be voted AGAINST the approval of a proposal against an adjournment with respect to the proposal. Fiera or its affiliates will bear the costs of any adjournment and additional solicitations.

No business other than the matters described above is expected to come before the Meeting, but should any other business properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in their discretion.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS ON THE PROXY CARD.

                                                  By Order of the Trustees,

                                                  /s/ Michael Beattie
                                                  -------------------
                                                  Michael Beattie
                                                  President

                                   APPENDIX A

                     FORM OF INVESTMENT ADVISORY AGREEMENT

     INVESTMENT ADVISORY AGREEMENT (the "Agreement") made as of this th day of , 2016 by and between THE ADVISORS' INNER CIRCLE FUND III (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and Fiera Capital Inc. (the "Adviser"), a Delaware corporation with its principal place of business at 375 Park Avenue, 8th Floor, New York, New York 10152.

                              W I T N E S S E T H

     WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (the "Fund"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

     1.   THE ADVISER'S SERVICES.

          (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Adviser shall act as investment adviser with respect to the Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund, consistent with the investment objectives and policies of the Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over the Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of the Fund's assets or to otherwise exercise its right to control the overall management of the Fund.

The Adviser may delegate certain of its duties under this Agreement with respect to a Fund to one or more sub-advisers (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") by entering into a sub-advisory agreement with one or more Sub-Advisers (each, a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") and, except as otherwise permitted under the terms of any exemptive relief granted to the Trust and Adviser by the

Commission, or by rule or regulation, the Adviser may only enter into Sub-Advisory Agreements or materially amend Sub-Advisory Agreements with the approval of the Board and the approval of the shareholders of the affected Fund. The Adviser shall be responsible for overseeing the performance of the Sub-Advisers and recommending changes in Sub-Advisers as appropriate.

          In providing services under this Agreement, the Adviser is hereby authorized to avail itself and use the resources and personnel of its affiliates, to the extent permitted by applicable law; provided, however, that the use of such resources and personnel of its affiliates does not relieve the Adviser from any obligation under this Agreement.

          (b) COMPLIANCE. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser, provided the Adviser has reasonable advance notice so as to enable implementation of any material change to such policies, guidelines, instructions or procedures. In selecting the Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

          (c) PROXY VOTING. The Board has the authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Fund's securities to the Adviser. So long as proxy voting authority for the Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

          The Adviser is authorized to instruct the Fund's custodian and/or broker(s) to forward promptly to the Adviser or designated service provider(s) copies of all proxies and shareholder communications relating to securities held in the portfolio of a Fund (other than materials relating to legal proceedings against the Fund). The Adviser may also instruct the Fund's custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Adviser has the authority to engage a service provider to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Fund's custodian and/or broker(s) to provide any assistance requested by the Adviser in facilitating the use of a service provider. In no event shall the Adviser have any responsibility to vote proxies that are not received on a timely basis. The

Trust acknowledges that the Adviser, consistent with the Adviser's written proxy voting policies and procedures, may refrain from voting a proxy if, in the Adviser's discretion, refraining from voting would be in the best interests of the Fund and its shareholders.

          (d) RECORDKEEPING. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

          The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

          (e) HOLDINGS INFORMATION AND PRICING. The Adviser shall provide regular reports regarding Fund holdings, and may, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to notify the Trust promptly if the Adviser reasonably believes that the value of any security held by the Fund may not reflect fair value. The Adviser agrees to provide upon request any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

          (f) COOPERATION WITH AGENTS OF THE TRUST. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding the Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

          2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust's Board. The Adviser shall respond to reasonable requests for information from the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser shall promptly notify the Trust of any material violation of the Code, whether or not such violation relates to a security held by the Fund.

          3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

          (a) NOTIFICATION OF BREACH / COMPLIANCE REPORTS. The Adviser shall notify the Trust's chief compliance officer promptly upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding the Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. Unless the Adviser and the Trust mutually agree that correcting such failure is not in the best interests of the Fund or is not practicable, the Adviser agrees to correct any such failure promptly in a manner mutually agreeable between the Adviser and the Trust and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

          (b) BOARD AND FILINGS INFORMATION. The Adviser will provide the Trust with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

          (c) TRANSACTION INFORMATION. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Fund and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

     4. BROKERAGE.

          (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

          (b) PLACEMENT OF ORDERS. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for the Fund's account either directly with the issuer or with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund "best execution" under the circumstances as required by applicable law. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

          (c) AGGREGATED TRANSACTIONS. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

          (d) AFFILIATED BROKERS. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Adviser's fees for services under this Agreement.

     5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of the Fund.

     6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for the Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

     7. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ADVISER.

          (a) PROPERLY REGISTERED. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

          (b) COMPLIANCE WITH APPLICABLE LAWS. The Adviser will comply, and in connection with the performance of its services hereunder, cause the Fund to comply, in all material respects with the 1940 Act, the Advisers Act and all other applicable laws and regulation to which it or the Fund may be subject, including, without limitation, the diversification and source of income requirements of Subchapter M of the Code for qualification as a regulated investment company, subject in each case to the obligations of SEI Investments Global Funds Services ("SEI") as set forth in one or more agreements by and among SEI and the Trust and/or SEI and the Adviser.

          (c) ADV DISCLOSURE. The Adviser has provided the Trust with a copy of its Form ADV Part 1 as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendments or updates to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          (d) FUND DISCLOSURE DOCUMENTS. The Adviser has reviewed, and will in the future review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively the "Disclosure Documents") as and when furnished to the Adviser by the Fund or the Fund's service providers and represents and warrants that, with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund and information relating directly or indirectly to the Adviser (the "Adviser Disclosure"), such Disclosure Documents contain or will contain, no untrue statement of any material fact and do not and will not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

          (e) USE OF THE NAMES "FIERA" AND "LARCH LANE". The Adviser has the right to use the names "Fiera" and "Larch Lane" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the names "Fiera" and "Larch Lane" in connection with the management and operation of the Fund.

The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use the names "Fiera" and "Larch Lane."

          (f) INSURANCE. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

          (g) NO DETRIMENTAL AGREEMENT. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

          (h) CONFLICTS. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with its fiduciary duties under applicable law.

          (i) REPRESENTATIONS. The representations and warranties in this
Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

     8. THE NAMES "FIERA" AND "LARCH LANE". The Adviser grants to the Trust a right to use the names "Fiera" and "Larch Lane" (the "Names") as part of the name of the Fund. Any use of the Names by the Trust other than as part of the name of the Fund shall require the prior written consent of Fiera. The foregoing authorization by the Adviser to the Trust to use the Names as part of the name of the Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Names; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Names.

     9. ADVISER'S COMPENSATION. The Fund shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Fund.

     The method for determining net assets of the Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     10. INDEPENDENT CONTRACTOR; SERVICES NOT EXCLUSIVE. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed to be an agent of the Trust or the Fund. The services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

     This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     12. DURATION AND TERMINATION.

     This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) and unless terminated automatically as set forth in
Section 11 hereof or until terminated as follows:

          (a) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

          (b) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

          (c) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved by such second anniversary and at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

          (d) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

          In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

     13. CERTAIN DEFINITIONS. For the purposes of this Agreement:

          (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     14. LIABILITY OF THE ADVISER.

          (a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) only of statements in the Fund's Disclosure Documents with respect to the Adviser Disclosure, provided that no changes regarding such matters are made to any applicable Disclosure Documents without the written consent or other acknowledgment of the Adviser from and after the time that such Disclosure Documents are reviewed by the Adviser.

          (b) The Adviser shall be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment made by the Adviser or any Sub-Adviser in contravention of: (i) any investment policy, guideline or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Adviser; as well as any loss resulting from a trade error caused in whole or part by the Adviser or any Sub-Adviser of the Fund; or (ii) applicable law, including but not limited to the 1940 Act and the Code (including but not limited to the Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as "Improper Investments"). If a loss to the Fund is caused in whole or part by a Sub-Adviser, the Adviser shall only be liable to the extent that the Sub-Adviser does not fully reimburse the Fund for such loss in accordance with the terms of its Sub-Advisory Agreement.

          (c) The Adviser shall indemnify and hold harmless the Trust with respect to each Fund managed by the Adviser, the Trust's trustees and officers and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any such person, an "Indemnified Party") against any and all losses, claims, damages, expenses or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which any such person may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a breach by the Adviser of this Agreement or of the representations and warranties made by the Adviser herein; (ii) any Improper Investment; (iii) the Adviser's performance or non-performance of its duties hereunder to the extent that the Adviser has acted with willful misfeasance, bad faith, or negligence or with reckless disregard of its obligations and duties hereunder or (iv) any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, for purposes of this Section 14(c)(iv) solely with respect to the Adviser Disclosure (it being understood, however, that this indemnification and agreement to hold harmless shall not apply to the extent that any such untrue statement, alleged untrue statement, omission or alleged omission is the result of any change made to any applicable Disclosure Document without the written consent or other acknowledgment of the Adviser from and after the time that such Disclosure Document has been reviewed by the Adviser, as contemplated in Section 7(d) hereof); provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to its shareholders to which such Indemnified Party would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust. Notwithstanding the foregoing, the Adviser shall not be liable for any such loss to the extent such loss was caused by an Indemnified Party's, or its agent's, willful misfeasance, bad faith, negligence or reckless disregard of its duties hereunder ("Disabling Conduct"), such Disabling Conduct having been determined by a court of competent jurisdiction or an arbitration proceeding to which such individual or entity was a party. For the avoidance of doubt, the Adviser shall indemnify the Indemnified Parties for such loss and will only be reimbursed by the Indemnified Parties after such determination is made.

          (d) For purposes of clarification, and subject to the above provisions of this Section 14, except with respect to Adviser Disclosure or Improper Investments, the Adviser shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Adviser against any liability to the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder.

     15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

     17. CHANGE IN THE ADVISER'S OWNERSHIP. The Adviser agrees that it shall notify the Trust reasonably in advance of any anticipated or otherwise reasonably foreseeable change in the ownership of the Adviser that would result in an "assignment" (as defined in the 1940 Act) of this Agreement.

     18. JURISDICTION. This Agreement is made and to be principally performed in the State of New York and except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

     19. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

     20. COUNTERPARTS; ELECTRONIC DELIVERY. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by electronic transmission (which shall include facsimile or email) and shall be binding upon the parties so transmitting their signatures.

     21. CFTC DISCLOSURE.

     PURSUANT TO AN EXEMPTION UNDER CFTC RULES IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE CFTC. THE CFTC DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE CFTC HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

                           [SIGNATURE PAGE FOLLOWS.]

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                   THE ADVISORS' INNER CIRCLE FUND III, on behalf of the Fund(s) listed on Schedule A

                   By:_________________________________
                   Name:
                   Title:

                   FIERA CAPITAL INC.

                   By:_________________________________
                   Name:
                   Title:

                                   SCHEDULE A
                                     TO THE
                         INVESTMENT ADVISORY AGREEMENT
                              DATED , 2016 BETWEEN
                      THE ADVISORS' INNER CIRCLE FUND III
                                      AND
                               FIERA CAPITAL INC.

The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the Fund in accordance the following fee schedule:


FUND                                                                       RATE
--------------------------------------------------------------------------------
Fiera Capital Diversified Alternatives Fund ............................   1.75%

                                   APPENDIX B

              FIERA CAPITAL MANAGEMENT INTERIM ADVISORY AGREEMENT

     INTERIM INVESTMENT ADVISORY AGREEMENT (the "Agreement") made as of this 11th day of JULY, 2016 by and between THE ADVISORS' INNER CIRCLE FUND III (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and Fiera Capital Management Company LLC (the "Adviser"), a Delaware limited liability company with its principal place of business at 800 Westchester Ave, S-528, Rye Brook, New York 10573.

                              W I T N E S S E T H

     WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (the "Fund"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth; and

     WHEREAS, as of the effective date hereof (the "Effective Date"), Rothschild Asset Management, Inc. has assigned its interest in the Adviser to Fiera Capital Inc., resulting in an "assignment" for purposes of Section 15(a) of the 1940 Act and the immediate termination of the advisory agreement entered into on July 17, 2014; and

     WHEREAS, the Trust desires to avail itself of the services, information, advice, assistance and facilities of the Adviser on an interim basis pursuant to Rule 15a-4 under the 1940 Act until the Fund's shareholders are provided an opportunity to approve a new definitive investment advisory agreement for the Trust, on behalf of the Fund;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

     1. THE ADVISER'S SERVICES.

          (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Adviser shall act as investment adviser with respect to the Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund, consistent with the investment objectives and policies of the Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over the Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of the Fund's assets or to otherwise exercise its right to control the overall management of the Fund.

The Adviser may delegate certain of its duties under this Agreement with respect to a Fund to one or more sub-advisers (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") by entering into a sub-advisory agreement with one or more Sub-Advisers (each, a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") and, except as otherwise permitted under the terms of any exemptive relief granted to the Trust and Adviser by the Commission, or by rule or regulation, the Adviser may only enter into Sub-Advisory Agreements or materially amend Sub-Advisory Agreements with the approval of the Board and the approval of the shareholders of the affected Fund. The Adviser shall be responsible for overseeing the performance of the Sub-Advisers and recommending changes in Sub-Advisers as appropriate.

          (b) COMPLIANCE. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting the Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

          (c) PROXY VOTING. The Board has the authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Fund's securities to the Adviser. So long as proxy voting authority for the Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

          The Adviser is authorized to instruct the Fund's custodian and/or broker(s) to forward promptly to the Adviser or designated service provider(s) copies of all proxies and shareholder communications relating to securities held in the portfolio of a Fund (other than materials relating to legal proceedings against the Fund). The Adviser may also instruct the Fund's custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Adviser has the authority to engage a service provider to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Fund's custodian and/or broker(s) to provide any assistance requested by the Adviser in facilitating the use of a service provider. In no event shall the Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Adviser, consistent with the Adviser's written proxy voting policies and procedures, may refrain from voting a proxy if, in the Adviser's discretion, refraining from voting would be in the best interests of the Fund and its shareholders.

          (d) RECORDKEEPING. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

          The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

          (e) HOLDINGS INFORMATION AND PRICING. The Adviser shall provide regular reports regarding Fund holdings, and may, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to notify the Trust promptly if the Adviser reasonably believes that the value of any security held by the Fund may not reflect fair value. The Adviser agrees to provide upon request any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

          (f) COOPERATION WITH AGENTS OF THE TRUST. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding the Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

     2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust's Board. The Adviser shall respond to requests for information from the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code, whether or not such violation relates to a security held by the Fund.

     3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

          (a) NOTIFICATION OF BREACH / COMPLIANCE REPORTS. The Adviser shall notify the Trust's chief compliance officer immediately upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding the Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

          (b) BOARD AND FILINGS INFORMATION. The Adviser will provide the Trust with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

          (c) TRANSACTION INFORMATION. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Fund and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

     4. BROKERAGE.

          (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

          (b) PLACEMENT OF ORDERS. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for the Fund's account either directly with the issuer or with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

          (c) AGGREGATED TRANSACTIONS. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

          (d) AFFILIATED BROKERS. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Adviser's fees for services under this Agreement.

     5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of the Fund.

     6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for the Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

     7. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ADVISER.

          (a) PROPERLY REGISTERED. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

          (b) COMPLIANCE WITH APPLICABLE LAWS. The Adviser will comply, and cause the Fund to comply, in all material respects with the 1940 Act, the Advisers Act and all other applicable laws and regulation to which it or the Fund may be subject, including, without limitation, Subchapter M of the Internal Revenue Code of 1986, a amended, subject in each case to the obligations of SEI Investments Global Funds Services ("SEI") as set forth in one or more agreements by and among SEI and the Trust and/or SEI and the Adviser.

          (c) ADV DISCLOSURE. The Adviser has provided the Trust with a copy of its Form ADV Part 1 as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendments or updates to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          (d) FUND DISCLOSURE DOCUMENTS. The Adviser has reviewed, and will in the future review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively the "Disclosure Documents") as and when furnished to the Adviser by the Fund or the Fund's service providers and represents and warrants that, with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund and information relating directly or indirectly to the Adviser (the "Adviser Disclosure"), such Disclosure Documents contain or will contain, no untrue statement of any material fact and do not and will not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

          (e) USE OF THE NAMES "FIERA" AND "LARCH LANE". The Adviser has the right to use the names "Fiera" and "Larch Lane" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the names "Fiera" and "Larch Lane" in connection with the management and operation of the Fund. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use the names "Fiera" and "Larch Lane."

          (f) INSURANCE. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

          (g) NO DETRIMENTAL AGREEMENT. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

          (h) CONFLICTS. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with its fiduciary duties under applicable law.

          (i) REPRESENTATIONS. The representations and warranties in this
Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

     8. THE NAMES "FIERA" AND "LARCH LANE". The Adviser grants to the Trust a right to use the names "Fiera" and "Larch Lane" (the "Names") as part of the name of the Fund. Any use of the Names by the Trust other than as part of the name of the Fund shall require the prior written consent of Fiera. The foregoing authorization by the Adviser to the Trust to use the Names as part of the name of the Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Names; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Names.

     9. ADVISER'S COMPENSATION. The Fund shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Fund.

     The method for determining net assets of the Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     The compensation earned under this Agreement will be held in an interest bearing escrow account with the Fund's custodian bank. Upon approval by an affirmative vote of a majority of the outstanding voting securities of the Fund of either: (i) a new investment advisory agreement with the Adviser or its successor; or (ii) this interim Agreement, in either case, during the term of this Agreement, the amount in the escrow account (including any interest earned) will be paid to the Adviser or its successor. If a new advisory agreement with the Adviser or this Agreement is not approved by shareholders, the Adviser will be paid out of the escrow account, the lesser of: (a) any reasonable costs incurred by the Adviser in performing its obligations under the Agreement (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account (plus interest earned). All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

     10. INDEPENDENT CONTRACTOR; SERVICES NOT EXCLUSIVE. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed to be an agent of the Trust or the Fund. The services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

     This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     12. DURATION AND TERMINATION.

          This Agreement shall become effective as of the date executed and shall continue in effect for the lesser of: (i) the period from the Effective Date through the date of the approval of a new investment advisory agreement for the Trust by vote of a majority of the outstanding voting securities of the Fund; or (ii) 150 days; provided however that if the shareholders fail to approve a new investment advisory agreement, the Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

          Notwithstanding the foregoing, this Agreement (a) shall not become effective until the termination of the Advisory Agreement made as of July 17, 2014 by and between the Adviser and the Trust and (b) may be terminated as to the Fund at any time, without the payment of any penalty, on not more than ten
(10) days written notice, by (i) the majority vote of the Trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any specified office of such party.

          In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

     13. CERTAIN DEFINITIONS. For the purposes of this Agreement:

          (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     14. LIABILITY OF THE ADVISER.

          (a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) only of statements in the Fund's Disclosure Documents with respect to the Adviser Disclosure, provided that no changes regarding such matters are made to any applicable Disclosure Documents without the written consent or other acknowledgment of the Adviser from and after the time that such Disclosure Documents are reviewed by the Adviser

          (b) The Adviser shall be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment made by the Adviser or any Sub-Adviser in contravention of: (i) any investment policy, guideline or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Adviser; as well as any loss resulting from a trade error caused in whole or part by the Adviser or any Sub-Adviser of the Fund; or (ii) applicable law, including but not limited to the 1940 Act and the Code (including but not limited to the Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as "Improper Investments"). If a loss to the Fund is caused in whole or part by a Sub-Adviser, the Adviser shall only be liable to the extent that the Sub-Adviser does not fully reimburse the fund for such loss in accordance with the terms of its Sub-Advisory Agreement.

          (c) The Adviser shall indemnify and hold harmless the Trust with respect to each Fund managed by the Adviser, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any such person, an "Indemnified Party") against any and all losses, claims, damages, expenses or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which any such person may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a breach by the Adviser of this Agreement or of the representations and warranties made by the Adviser herein; (ii) any Improper Investment; (iii) the Adviser's performance or non-performance of its duties hereunder to the extent that the Adviser has acted with willful misfeasance, bad faith, or negligence or with reckless disregard of its obligations and duties hereunder or (iv) any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, for purposes of this Section 14(c)(iv) solely with respect to the Adviser Disclosure (it being understood, however, that this indemnification and agreement to hold harmless shall not apply to the extent that any such untrue statement, alleged untrue statement, omission or alleged omission is the result of any change made to any applicable Disclosure Document without the written consent or other acknowledgment of the Adviser from and after the time that such Disclosure Document has been reviewed by the Adviser, as contemplated in Section 7(d) hereof); provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to its shareholders to which such Indemnified Party would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

          (d) For purposes of clarification, and subject to the above provisions of this Section 14, except with respect to Adviser Disclosure or Improper Investments, the Adviser shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Adviser against any liability to the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder.

     15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

     17. CHANGE IN THE ADVISER'S OWNERSHIP. The Adviser agrees that it shall notify the Trust reasonably in advance of any anticipated or otherwise reasonably foreseeable change in the ownership of the Adviser that would result in an "assignment" (as defined in the 1940 Act) of this Agreement.

     18. JURISDICTION. This Agreement is made and to be principally performed in the State of New York and except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

     19. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

     20. COUNTERPARTS; ELECTRONIC DELIVERY. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by electronic transmission (which shall include facsimile or email) and shall be binding upon the parties so transmitting their signatures.

     21. CFTC DISCLOSURE.

     PURSUANT TO AN EXEMPTION UNDER CFTC RULES IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE CFTC. THE CFTC DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE CFTC HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

                           [SIGNATURE PAGE FOLLOWS.]

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                   THE ADVISORS' INNER CIRCLE FUND III, on behalf of the Fund(s) listed on Schedule A

                   By: /s/ Michael Beattie
                       -------------------
                   Name: Michael Beattie
                   Title: President

                   FIERA CAPITAL MANAGEMENT COMPANY LLC

                   By: /s/ Rafael Labourdette
                       ----------------------
                   Name: Rafael Labourdette
                   Title: Authorized Person

                                   SCHEDULE A
                                     TO THE
                     INTERIM INVESTMENT ADVISORY AGREEMENT
                          DATED JULY 11, 2016 BETWEEN
                      THE ADVISORS' INNER CIRCLE FUND III
                                      AND
                      FIERA CAPITAL MANAGEMENT COMPANY LLC

Subject to Section 9 of the Agreement, the Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the Fund in accordance the following fee schedule:

FUND                                                                       RATE
--------------------------------------------------------------------------------
Fiera Capital Diversified Alternatives Fund ............................   1.75%

                                   APPENDIX C

                   FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

     This Sub-Advisory Agreement ("AGREEMENT") is made as of ________________, 2016, between Fiera Capital Inc., a Delaware corporation located at 375 Park Avenue, 8th Floor, New York, New York 10152 ("MANAGER"), and Mizuho Alternative Investments, LLC, a Delaware limited liability company located at 757 Third Avenue, 8(th) Floor, New York, NY 10017 ("SUB-ADVISER").

                                  WITNESSETH:

     WHEREAS, The Advisors' Inner Circle Fund III, a Delaware statutory trust ("TRUST") is registered under the Investment Company Act of 1940, as amended ("1940 ACT"), as an open-end management investment company and has established one or more separate series of shares ("SERIES") with each Series having its own assets and investment policies; and

     WHEREAS, Trust has retained Manager to provide investment advisory and administrative services to certain of the Series of the Trust pursuant to an investment advisory agreement dated _____, 2016 ("INVESTMENT ADVISORY AGREEMENT"), which agreement specifically provides for the retention of a sub-adviser to provide the investment advisory services described therein; and

     WHEREAS, the Manager desires to retain Sub-Adviser to furnish investment advisory and portfolio management services to the portion of each Series listed in Schedule A hereto that has been allocated to the Sub-Adviser by the Manager and to the portion of such other Series of Trust hereinafter established as agreed to from time to time by the parties ("ALLOCATED PORTION"), evidenced by an addendum to Schedule A (hereinafter "SERIES" shall refer to each Series which is subject to this Agreement), and the Sub-Adviser is willing to furnish such services, in accordance with the provisions of this Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. SERVICES AND RESPONSIBILITIES OF THE SUB-ADVISER

     1.1 INVESTMENT MANAGEMENT SERVICES. Subject to the general oversight of the Manager, and in accordance with the Series' investment objectives, policies and restrictions, the Sub-Adviser shall act as the investment sub-adviser to the Series and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder,
(ii) formulate a continuing program for the investment of the assets of the Allocated Portion of each Series in a manner consistent with the Series' investment objectives, policies and restrictions and the investment guidelines as provided herein in Schedule B, and (iii) determine from time to time securities or other assets/instruments to be purchased, sold, retained, borrowed or lent by the Allocated Portion, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Sub-Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer. The Sub-Adviser shall determine what portion of the Allocated Portion's assets will be invested or held uninvested as cash. To carry out such obligations, the Sub-Adviser shall exercise full discretion and act for the Series in the same manner and with the same force and effect as the Series itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. Notwithstanding the foregoing, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Allocated Portion as the Manager may from time to time direct; provided however, that (i) the Sub-Adviser shall only be obligated to effect such portfolio transactions to the extent that they are consistent with the investment guidelines in Schedule B, the Sub-Adviser Disclosure (as that term is defined in Section 2.3 of this Agreement), and any written policies, practices or procedures that may be established by the Board or the Manager from time to time; and (ii) the Sub-Adviser shall not be responsible for any such portfolio transactions effected upon written instructions from the Manager. No reference in this Agreement to the Sub-Adviser having full discretionary authority over the Series' investments shall in any way limit the right of the Board of Trustees of the Trust (the "Board") or the Manager to establish or revise policies in connection with the management of the Series' assets or to otherwise exercise the right of the Board or the Manager to control the overall management of the Series' assets.

          The Manager has the right at any time to reallocate the portion of a Series' assets allocated to the Allocated Portion pursuant to this Agreement if the Manager deems such reallocation appropriate upon prompt notice to Sub-Adviser (to the extent reasonably practicable).

          The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Allocated Portion of each Series in accordance with any written policies, practices or procedures that may be established by the Board or the Manager from time to time and that have been provided to the Sub-Adviser, consistent with those described in the Series' Prospectus and Statement of Additional Information ("SAI"), as each may be amended from time to time, and consistent with the investment guidelines in Schedule B, as may be amended by the Manager upon notice to the Sub-Adviser. In placing any orders for the purchase or sale of investments for the Series, in the name of the Allocated Portion or its nominees, the Sub-Adviser shall seek to obtain for the Allocated Portion "best execution", considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will portfolio securities be purchased from or sold to the Manager or the Sub-Adviser, or any of their affiliated persons, except in accordance with the 1940 Act, the Investment Advisers Act of 1940, as amended ("ADVISERS ACT"), and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Series.

          Unless specifically permitted by the 1940 Act (and the rules thereunder) and procedures adopted by the Board, on behalf of the Series, the Sub-Adviser agrees that it will not execute any portfolio transactions for the Allocated Portion with a broker or dealer that is (i) an affiliated person of the Series, including the Manager or any sub-adviser for the Series; (ii) a principal underwriter of the Series' shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Manager agrees that it will provide the Sub-Adviser with a written list of brokers and dealers that are affiliates of the Manager or any sub-adviser (other than the Sub-Adviser) and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Manager with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

          On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Allocated Portion as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Allocated Portion and to its other clients over time.

          The Sub-Adviser shall provide reasonable assistance to the Manager, the custodian or recordkeeping agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Trust's registration statement on Form N-1A with respect to the Series, as amended and supplemented from time to time ("REGISTRATION STATEMENT"), the value of any portfolio securities or other assets of the Allocated Portion for which the Manager, custodian or recordkeeping agent seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. This assistance includes (but is not limited to): (i) designating and providing access to one or more employees of the Sub-Adviser who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Trust's Valuation Committee convenes; (ii) assisting the Manager or the custodian in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Allocated Portion, upon the reasonable request of the Manager or custodian; (iii) upon the request of the Manager or the custodian, providing recommendations for fair valuations; and (iv) maintaining adequate records and written backup information with respect to the securities valuation assistance provided hereunder, and providing such information to the Manager or the Trust upon request, with such records being deemed Trust records. The parties acknowledge that the Sub-Adviser and the custodian or recordkeeping agent of the Series may use different pricing vendors, which may result in valuation discrepancies.

          The Trust, on behalf of each Series, hereby authorizes any entity or person associated with the Sub-Adviser that is a member of a national securities exchange to effect or execute any transaction on the exchange for the account of the Series that is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended (the "1934 ACT"), and Rule 11a2-2(T) thereunder, and each Series hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

          The Sub-Adviser shall discharge the foregoing responsibilities in compliance with applicable laws and regulations and consistent with the investment objectives, policies and restrictions of the Series as adopted by the Board, consistent with the investment guidelines provided in Schedule B, as may be amended from time to time by the Manager upon notice to the Sub-Adviser, and subject to such further limitations as the Trust may from time to time impose on the Series by written notice to the Sub-Adviser.

          The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust, any Series or the Manager in any way or otherwise be deemed an agent of the Trust, any Series or the Manager except as expressly authorized in this Agreement or another writing by the Trust, the Manager and the Sub-Adviser.

          Upon written notice to the Sub-Adviser, the Manager may temporarily allocate any unused portion of a Series' assets allocated to the Sub-Adviser to another sub-adviser of the Series. For the purposes of this Agreement, such other sub-adviser of the Series is referred to herein as the "RECEIVING SUB-ADVISER", such unused portion of the assets allocated to the Sub-Adviser that is allocated to the Receiving Sub-Adviser hereunder is referred to herein as "EXCESS CASH", such allocation of Excess Cash to the Receiving Sub-Adviser is referred to herein as an "EXCESS CASH ALLOCATION", each date on which an Excess Cash Allocation occurs is referred to herein as an "EXCESS CASH ALLOCATION DATE" and the value of Excess Cash Allocated with respect to a particular Excess Cash Allocation Date is referred to herein as an "EXCESS CASH ALLOCATION AMOUNT". For the avoidance of doubt, the Manager shall have the sole authority to allocate and reallocate Excess Cash to and from the Sub-Adviser, and the Sub-Adviser expressly agrees that is has no authority to allocate or reallocate Excess Cash.

          Upon the effective date of an Excess Cash Allocation, the Excess Cash shall no longer be deemed to be part of the Sub-Adviser's Allocated Portion, and the Sub-Adviser shall not have the authority to manage the Excess Cash pursuant to the terms and conditions of this Agreement. However, notwithstanding the foregoing, the Excess Cash shall be considered part of the Allocated Portion for purposes of calculating the Sub-Adviser's compensation under this Agreement.

          Upon written notice to the Sub-Adviser, the Manager may reallocate all or a portion of the Excess Cash from the Receiving Sub-Adviser to the Sub-Adviser. Effective upon the date that the Sub-Adviser receives the Excess Cash reallocated to it, such reallocated Excess Cash shall be deemed to be part of the Sub-Adviser's Allocated Portion for all purposes of this Agreement.

          The Manager agrees to reallocate Excess Cash to the Sub-Adviser in the exact value of each Excess Cash Allocation Amount. The Manager may reallocate such Excess Cash to the Sub-Adviser in one reallocation or a series of reallocations. If at any point the Manager determines to reallocate Excess Cash from the Receiving Sub-Adviser to the Sub-Adviser, and the value of the Excess Cash managed by the Receiving Sub-Adviser is less than the Excess Cash Allocation Amount to which such Excess Cash is being applied, the Manager may allocate to the Sub-Adviser a portion of the Receiving Sub-Adviser's Allocated Portion in excess of the Excess Cash ("ADDITIONAL ALLOCATED ASSETS") in an amount sufficient to equal the Excess Cash Allocation Amount. The Manager may apply Excess Cash reallocated to the Sub-Adviser to a particular Excess Cash Allocation Amount in its sole discretion.

          Notwithstanding any other provision of this Agreement, the value of the Excess Cash shall equal the sum of the values of each Excess Cash Allocation Amount minus the sum of values of the Excess Cash reallocated and Additional Allocated Assets allocated to the Sub-Adviser. The value of the Excess Cash shall be determined by reference to the books and records maintained by the Series' administrator. The Manager agrees to cooperate with the Series' administrator and take such actions as it deems necessary or appropriate to ensure that the value of the Excess Cash is appropriately recorded on the books and records maintained by the Series' administrator.

     1.2  ADMINISTRATIVE SERVICES. The Sub-Adviser shall:

                    1.2.1 BOOKS AND RECORDS. Assure that all records required to be maintained and preserved by each Series with respect to securities transactions effected by the Sub-Adviser with respect to the Allocated Portion of such Series are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations.

                    1.2.2 REPORTS AND FILINGS. Provide reasonable assistance as needed in the preparation of (but not pay for) all periodic reports by Trust or any Series to shareholders of the Series and all reports and filings required to maintain the registration and qualification of the Series, or to meet other regulatory or tax requirements applicable to the Series, under federal and state securities and tax laws. Sub-Adviser shall review draft reports to shareholders, Registration Statements or portions thereof that relate to the Series or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents. Sub-Adviser will prepare and cause to be filed in a timely manner Form 13F and, if required,
Schedule 13G with respect to securities held in the Allocated Portion (but only to the extent that the securities held in the Allocated Portion alone require a
Schedule 13G filing to be made).

                    1.2.3 REPORTS TO THE MANAGER AND THE BOARD OF TRUSTEES. Prepare and furnish to Manager and/or the Board such reports, statistical data and other information in such form and at such intervals as Manager and/or the Board may reasonably request. Sub-Adviser shall also make available to the Manager and the Board at reasonable times its portfolio managers and other appropriate personnel as mutually agreed by the Manager and Sub-Adviser, either in person or, at the mutual convenience of the Manager, the Board and the Sub-Adviser, by telephone or other electronic media, in order to review the investment policies, performance and other matters relating to the management of the Series;

                    1.2.4 NOTIFICATIONS AND CERTIFICATIONS TO MANAGER. The Sub-Adviser shall:

                             (i) Promptly notify the Manager in the event that
the Sub-Adviser becomes aware that the Sub-Adviser: (a) is, or will likely be, subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; (b) fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (c) is the subject of an administrative proceeding or enforcement action by the U.S. Securities and Exchange Commission (the "SEC") or other regulatory authority;
(d) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of the Trust, the Sub-Adviser, or the Manager; or (e) is involved in any pending litigation or administrative proceeding brought against the Sub-Adviser or any of its management persons (as defined in Form ADV). The Sub-Adviser further agrees to notify the Series and the Manager promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser or the Series' investment strategy or tactics that is not contained in the Registration Statement regarding the Series, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Sub-Adviser will promptly notify the Trust, the Manager and the Board if its chief executive officer or any member of the portfolio management team named in the Registration Statement for the Series changes. The Sub-Adviser also will notify and obtain the consent of the Trust, the Manager and the Board if there is expected to be an actual change in control or management of the Sub-Adviser that would be deemed an assignment of this Agreement within the meaning of Sections 2(a)(4) and 202(a)(1) of the 1940 Act and Advisers Act, respectively, and the rules promulgated thereunder. The Sub-Adviser will promptly notify the Trust, the Manager and the Board of any change in the Sub-Adviser's financial condition which would materially adversely impact its abilities to perform its duties hereunder and of any reduction in the amount of coverage under the Sub-Adviser's errors and omissions insurance coverage;

                              (ii) Provide the Manager, the Trust or the Board
with such information and assurances (including certifications and sub-certifications) as the Manager, the Trust or the Board may reasonably request from time to time in order to assist it in complying with applicable laws, rules and regulations, including requirements in connection with the Manager's, the Sub-Adviser's or the Board's fulfillment of its responsibilities under Section 15(c) of the 1940 Act and the preparation and/or filing of the Registration Statement, Form N-CSRs and Form N-Qs;

                              (iii) As reasonably requested by the Trust on
behalf of the Trust's officers and in accordance with the scope of Sub-Adviser's obligations and responsibilities contained in this Agreement (i.e., with respect to the Allocated Portion and the Sub-Adviser's provision of portfolio management services hereunder), Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust's compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 of the 1940 Act. Specifically, the Sub-Adviser agrees to: (a) certify periodically, upon the reasonable request of the Trust, that with respect to the Allocated Portion and the Sub-Adviser's provision of portfolio management services hereunder, it is in compliance with all applicable "federal securities laws", as required by Rule 38a-l under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (b) upon request and reasonable prior notice, cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Trust's compliance and internal controls; (c) upon request and reasonable prior notice, provide the Trust's chief compliance officer with direct access to its chief compliance officer (or his/her designee); (d) upon request, provide the Trust's chief compliance officer with periodic reports; (e) promptly provide notice of any material compliance matters; and (f) upon reasonable notice and reasonable request, provide the Manager with access to the records relating to such compliance policies and procedures of the Sub-Adviser as they relate to the Series; and

                              (iv) The Sub-Adviser has adopted a written code
of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Manager and the Trust. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser's Code of Ethics) comply in all material respects with the Sub-Adviser's Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Trust with (i) a copy of the Sub-Adviser's current Code of Ethics, as in effect from time to time, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser's Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser's Code of Ethics to the Manager and the Trust's Board. The Sub-Adviser shall respond to requests for information from the Manager and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall immediately notify the Manager and the Trust of any material violation of the Code, whether or not such violation relates to a security held by the Series.

     2.   REPRESENTATIONS

     2.1 REPRESENTATIONS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

                              (i) It has all requisite power and authority to
enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

                              (ii) It is registered as an investment adviser
under the Advisers Act and will continue to be so registered during the term of this Agreement;

                              (iii) It has adopted and implemented a written
code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code of Ethics") and has provided the Manager and the Trust with a copy of such Code of Ethics and will provide copies of any future amendments thereto;

                              (iv) It has adopted and implemented written
policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents ("Compliance Procedures"), and the Manager and the Trust have been provided a copy of a summary of the Compliance Procedures and will be provided with any future amendments thereto;

                              (v) It has delivered to the Manager copies of its
Form ADV, Part 2A as most recently filed with the SEC and its current Form ADV,
Part 2B. It also will provide the Manager and the Trust with a copy of any future filings of Form ADV or any amendments thereto in accordance with the delivery requirements of Rule 204-3(b) under the Advisers Act;

                              (vi) It is not prohibited by the 1940 Act or the
Advisers Act from performing the services contemplated by this Agreement and will promptly notify the Manager and the

Trust of the occurrence of any event that would likely disqualify the Sub-Adviser from serving as an investment adviser to a Series pursuant to
Section 9(a) of the 1940 Act or other applicable law, rule or regulation;

                              (vii) It shall use no material, non-public
information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliates or employees, nor will the Sub-Adviser seek to obtain any such information, in providing investment advice or investment management services to the Series;

                              (viii) Prior to launch of the Series, it will
maintain an appropriate level of errors and omissions insurance coverage from an insurance company that has a minimum credit rating of A- from at least one national recognized credit rating agency.

                              (ix) It has reviewed, and will in the future
review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Series (collectively the "DISCLOSURE DOCUMENTS") as and when furnished to the Sub-Adviser by the Manager and represents and warrants that, solely with respect to disclosure about the Sub-Adviser, the manner in which the Sub-Adviser manages the Allocated Portion and information relating directly or indirectly to the Sub-Adviser (the "SUB-ADVISER DISCLOSURE"), such Disclosure Documents contain or will contain, no untrue statement of any material fact and do not and will not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading; and

                              (x) It (a) is a member of the National Futures
Association ("NFA") and is registered with the U.S. Commodity Futures Trading Commission ("CFTC") as a commodity pool operator and commodity trading advisor,
(b) will comply in all material respects with applicable NFA and CFTC rules and regulations with respect to its obligations under this Agreement, and (c) will notify the Adviser of any change in its status with respect to the foregoing sub-section (a) or failure to comply with respect to the foregoing sub-section
(b).

          2.2 REPRESENTATIONS OF THE MANAGER. The Manager represents, warrants and agrees that:

                              (i) It has all requisite power and authority to
enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

                              (ii) It is registered as an investment adviser
under the Advisers Act and will continue to be so registered during the term of this Agreement;

                              (iii) It is not prohibited by the 1940 Act or the
Advisers Act from performing the services contemplated by this Agreement and will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Manager from serving as an investment adviser to a Series pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation;

                              (iv) It has received a copy of Sub-Adviser's Form
ADV, Part 2A as most recently filed with the SEC and its current Form ADV, Part 2B;

                              (v) It understands that the investments
recommended by the Sub-Adviser for the Allocated Portion of each Series may not be profitable, and it is possible that losses incurred with respect to such investments, individually or collectively, may be significant or complete; and

                              (vi) It (a) is a member of the NFA and is
registered with the CFTC as a commodity pool operator, (b) will comply in all material respects with applicable NFA and CFTC rules and regulations with respect to its management of each Series, and (c) will notify the Sub-Adviser of any change in its status with respect to the foregoing sub-section (a) or failure to comply with respect to the foregoing sub-section (b).

     3.   SUB-ADVISORY FEE

     3.1  FEE

          The Manager shall pay to the Sub-Adviser, as compensation for the Sub-Adviser's services hereunder, a fee, determined as described in Schedule C that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Manager. The Series shall have no responsibility for any fee payable to the Sub-Adviser.

          The Sub-Adviser will be compensated based on the portion of Series assets allocated to the Allocated Portion. The method for determining net assets of the Series for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of shares of the Series as described in the Series' prospectus. Notwithstanding the foregoing, Excess Cash shall be valued for purposes of this
Section in accordance with the Excess Cash valuation methodology provided in
Section 1.1 of this Agreement. In the event of termination of this Agreement with respect to a Series, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. In the event that this Agreement becomes effective with respect to a Series after the beginning of a calendar month, the fee provided in this Section shall be computed on the basis of the period beginning on the day this Agreement becomes effective with respect to such Series subject to a pro rata adjustment based on the number of days elapsed in such month as a percentage of the total number of days in such month.

     3.2  EXPENSES

          During the term of this Agreement, Sub-Adviser will pay all expenses directly incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Allocated Portion of each Series and investment-related expenses reasonably incurred by the Sub-Adviser that are directly related to portfolio transactions and positions for the Allocated Portion (including direct expenses associated with the Allocated Portion's investments, transfer taxes and premiums, taxes withheld on foreign dividends, investment-related interest expense, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, filings or margin fees). The Sub-Adviser shall be responsible for all the costs associated with any special meetings of the Board or shareholders convened as a result of a change in control of the Sub-Adviser resulting in an assignment of this Agreement under the 1940 Act (including, but not limited to, the legal fees associated with preparing a prospectus supplement or proxy statement and associated mailing and solicitation costs).

     4.   OWNERSHIP AND HOLDING PERIOD OF RECORDS

          All records required to be maintained and preserved by the Series pursuant to the rules or regulations under Section 31(a) of the 1940 Act and maintained and preserved by the Sub-Adviser on behalf of the Series are the property of the Series and shall be surrendered by the Sub-Adviser promptly on request by the Series or the Manager; provided, that the Sub-Adviser may at its own expense make and retain copies of any such records. The Sub-Adviser agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

     5.   TRANSACTIONS AND CUSTODY

          The Sub-Adviser shall have the authority to instruct the custodian designated by the Trust (the "CUSTODIAN"): (i) to pay cash for securities and other property delivered to the Custodian; (ii) to deliver securities and other property against payment for the Series; and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein. The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Adviser except as expressly provided herein. All transactions will be consummated by payment to or delivery by the Custodian, or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Allocated Portion, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Manager and any other designated agent of the Series, including the Series' administrator, all investment orders for the Allocated Portion placed by it with brokers and dealers in the manner set forth in Rule 31a-1 under the 1940 Act and as soon as practicable after the close of business each day but no later than 11:00 a.m. Eastern time the following business day. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Manager. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Sub-Adviser will not serve as a custodian to the Trust, and the Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless the liability was directly caused by the Sub-Adviser's willful misconduct, bad faith, gross negligence or reckless disregard of its duties hereunder.

     6.   REPORTS TO SUB-ADVISER

          Manager shall furnish or otherwise make available to the Sub-Adviser such copies of the Registration Statement, financial statements, proxy statements, reports, and other information relating to the Series' business and affairs as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement. For avoidance of doubt, this paragraph shall be construed to include, but not be limited to, all written materials concerning Disabling Conduct as defined by
Section 10.ii. below of this Agreement.

     7.   CONFIDENTIALITY

          Sub-Adviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Series, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Sub-Adviser shall disclose such non-public information only if the Manager or the Board have authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Sub-Adviser or has been disclosed, directly or indirectly, by the Manager or the Trust to others, or becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Sub-Adviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Sub-Adviser shall not disclose information regarding characteristics of the Series or Allocated Portion, trading history, portfolio holdings, performance information or any other related information to any third-party, except in compliance with the Trust's policies on disclosure of portfolio holdings or as required by applicable law or regulation. Notwithstanding the foregoing, the Sub-Adviser may, to the extent permitted by law, disclose the total return earned by the Allocated Portion of each Series and may include such total return in the calculation of composite performance information, without any attribution to, or mention of, the Series.

          Sub-Adviser may not consult with any other sub-adviser of the Series concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of a Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

          Manager will keep confidential all non-public information related to the compensation paid to the Sub-Adviser for services hereunder, and will use commercially reasonably efforts to ensure that the Trust does not disclose such information. Manager shall disclose such non-public information only if the Sub-Adviser has authorized such disclosure by prior written consent, or if such information hereafter becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Manager or the Trust in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement.

     8.   PROXY VOTING

          The Sub-Adviser shall: (i) vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Allocated Portion of each Series may be invested in accordance with the Sub-Adviser's proxy voting policies and procedures, as presented to the Trust, and in a manner that the Sub-Adviser reasonably believes best serves the interests of the Series' shareholders and that complies with applicable law; (ii) maintain records of all proxies voted on behalf of the Series in respect of the Allocated Portion; and (iii) provide information to the Trust, Manager or their designated agent in a manner that is sufficiently complete and timely to ensure the Trust's compliance with its filing obligations under Rule 30b1-4 under the 1940 Act.

     9.   USE OF NAMES AND LOGOS

     9.1 USE OF TRADEMARKS BY SUB-ADVISER. Upon prior written consent from the Manager, the Sub-Adviser may use with its marketing materials the name, tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Manager, the Trust, the Series or any of their affiliates.

     9.2 USE OF TRADEMARKS BY TRUST. The Sub-Adviser hereby consents to the use of its name, Mizuho Alternative Investments, LLC, in the Trust's disclosure documents and shareholder communications and, subject to its prior written consent, the Sub-Adviser consents to the use of its name and the use of Mizuho Bank, Ltd. or any derivatives thereof or logo associated with those names (collectively, the "TRADEMARKS") in the Trust's advertising, sales literature and similar communications, which consent shall not be unreasonably withheld.

     9.3 TRADEMARK LICENSE. It is understood that the Trademarks or any derivative thereof or logo associated with the Trademarks are the valuable property of the Sub-Adviser and its affiliates, and that the Trust has the right to use such Trademarks as described in Section 9.2 for so long as the Sub-Adviser is a Sub-Adviser to the Trust and subject to the terms and conditions of the following (the "TRADEMARK LICENSE"):

          (i) Sub-Adviser grants to the Manager and the Trust a nonexclusive, nontransferable trademark license to use the Trademarks subject to the terms and conditions set forth in Section 9.3(i) through (vii) of this Agreement.

          (ii) Manager, on behalf of itself and the Trust, acknowledges Sub-Adviser's and its affiliates' ownership of the Trademarks and agrees that it will do nothing inconsistent with the Sub-Adviser's and its affiliates' ownership of the Trademarks and agrees that all use and goodwill created by the use of the Trademarks by the Manager and the Trust shall inure to the benefit of the Sub-Adviser and its affiliates. Manager, on behalf of itself and the Trust, further acknowledges that nothing in this Section 9 or any other section of this Agreement shall give the Manager and the Trust the right to sublicense the use of the Trademarks, or entitle the Manager and the Trust to any right, title or interest in the Trademarks other than the right to use the Trademarks in accordance with this Section 9 or as otherwise approved in writing by the Sub-Adviser.

          (iii) The Manager, on behalf of itself and the Trust, shall not use, purchase, apply, or register, anywhere in the world, or facilitate a third party's purchase, application, or registration of a mark, domain name, key word or trade name that is identical to or a translation/transliteration of, or confusingly similar to any of the Trademarks. This sub-section shall survive the termination of this Agreement.

          (iv) The Manager, on behalf of itself and the Trust, agrees to cooperate with the Sub-Adviser to facilitate the Sub-Adviser's control of the nature and quality of all services and products associated with the Trademarks.

          (v) The Manager, on behalf of itself and the Trust, shall ensure that any use by the Manager and the Trust of the Trademarks shall not contain material that: (a) infringes the intellectual property rights, or other rights, of a third party; (b) is obscene, defamatory, unreasonably objectionable or offensive; or (c) is likely to give rise to civil or criminal liability.

          (vi) Sub-Adviser shall have the right to terminate the Trademark License upon thirty (30) days' written notice to the Manager or the Trust in the event of any affirmative act of insolvency by the Manager or the Trust, or upon the appointment of any receiver to take possession of the properties of the Manager or the Trust, or upon the winding-up or any sequestration by governmental authority of the Manager or the Trust, or upon breach of any of the provisions of this Section 9 by the Manager or the Trust. Notice of any such termination shall be provided to the Manager and the Trust in accordance with Section 18 of this Agreement.

          (vii) Upon termination of this Agreement, the Manager and the Trust shall immediately discontinue all use of the Trademarks and destroy all printed materials bearing the Trademarks (except to the extent that law or regulation requires the Manager and the Trust not to destroy them). The Manager, on behalf of itself and the Trust, agrees that upon termination all rights in the Trademarks and the goodwill connected therewith shall remain the property of the Sub-Adviser and its affiliates. The expiration of the Manager's and the Trust's right to use the Trademarks upon termination of this Agreement shall not entitle the Manager and the Trust to compensation or damages of any description.

     10.  LIMITATION OF LIABILITY; INDEMNIFICATION

          (a) The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the material lack thereof) only of Disclosure Documents furnished to the Sub-Adviser by the Manager, and only with respect to the Sub-Adviser Disclosure.

          (b) The Sub-Adviser shall be liable to the Series for any loss (including transaction costs) incurred by the Series as a result of any investment made by the Sub-Adviser in contravention of: (i) any investment policy, guideline or restriction applicable to the Allocated Portion set forth in the Registration Statement or as approved by the Board from time to time and provided to the Sub-Adviser; or (ii) applicable law, including but not limited to the 1940 Act and the Code (including but not limited to the Series' failure to satisfy the diversification or source of income requirements of Subchapter M of the Code with respect to the Allocated Portion) (the investments described in this subsection (b) collectively are referred to as "IMPROPER
INVESTMENTS").

          (c) The Sub-Adviser shall indemnify and hold harmless the Trust with respect to each Series managed by the Sub-Adviser, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the Securities Act of 1933, as amended, (the "1933 ACT") (any such person, an "INDEMNIFIED PARTY") against any and all losses, claims, damages, expenses or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which any such person may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a breach by the Sub-Adviser of this Agreement or a material breach of the representations and warranties made by the Sub-Adviser herein; (ii) any Improper Investment; (iii) the Sub-Adviser's performance or non-performance of its duties hereunder to the extent that the Sub-Adviser has acted with willful misfeasance, bad faith, gross negligence or with reckless disregard of its obligations and duties hereunder or (iv) any untrue statement or alleged untrue statement of a material fact, solely with respect to the Sub-Adviser Disclosure, contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact, solely with respect to the Sub-Adviser Disclosure, required to be stated therein or necessary to make the statements therein not misleading (it being understood, however, that this indemnification and agreement to hold harmless shall not apply to the extent that any such untrue statement, alleged untrue statement, omission or alleged omission is the result of any change made to any applicable Disclosure Document without the written consent or other written acknowledgment of the Sub-Adviser from and after the time that such Disclosure Document has been reviewed by the Sub-Adviser, as contemplated in Section 7(c) hereof); provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to its shareholders to which such Indemnified Party would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

          (d) Notwithstanding the foregoing, the Sub-Adviser shall not be liable for, nor be required to indemnify any Indemnified Party for, indirect, consequential or special damages arising in connection with this Agreement even if the Sub-Adviser has been advised of the possibility of such damages.

          (e) For purposes of clarification, and subject to the above provisions of this Section 10, except with respect to Sub-Adviser Disclosure or Improper Investments, the Sub-Adviser shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Series, provided that nothing in this Agreement shall protect the Sub-Adviser against any liability to the Series to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder.

          (c) The Manager shall indemnify and hold harmless the Sub-Adviser and each affiliated person of the Sub-Adviser against any and all losses, claims, damages, expenses or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which the Sub-Adviser or its affiliated persons may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon the actions of the Manager, any other sub-adviser of the Series, or the investment of any assets of the Series that were not allocated to the Allocated Portion at the time of the event that caused such losses, claims, damages, expenses or liabilities.

     11.  AMENDMENT OR ASSIGNMENT OF AGREEMENT

          Any amendment to this Agreement shall be in writing signed by the parties hereto; provided, that no such amendment shall be effective unless authorized on behalf of any Series: (i) by resolution of the Board, including the vote or written consent of a majority of the Board who are not parties to this Agreement or interested persons of any such parties; and (ii) as and to the extent required under the 1940 Act, by vote of a majority of the outstanding voting securities of the applicable Series. This Agreement shall terminate automatically and immediately in the event of its assignment as defined under the 1940 Act and the rules promulgated thereunder.

     12.  TERM AND TERMINATION OF AGREEMENT

     12.1 This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12.1(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

          (a) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to the Series, upon the affirmative vote of a majority of the outstanding voting securities of the Series; or

          (b) The Manager may at any time terminate this Agreement with respect to a Series by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser; or

          (c) The Sub-Adviser may at any time terminate this Agreement with respect to a Series by not less than ninety (90) days' written notice delivered or mailed by registered mail, postage prepaid, to the Manager; or

          (d) This Agreement shall automatically terminate with respect to a Series two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust, the Manager or the Sub-Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Series; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Series for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Series in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

          (e) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Sub-Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Series and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Sub-Adviser under applicable law. In addition, the Sub-Adviser shall (i) deliver copies of the Series' books and records to the Manager at the Manager's expense and by such means and in accordance with such schedule as the Manager shall direct; and (ii) shall otherwise cooperate, as reasonably directed by the Manager, in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Manager.

     13.  INTERPRETATION AND DEFINITION OF TERMS

          Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested person," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     14.  CHOICE OF LAW

          This Agreement is made and to be principally performed in the State of New York and except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

     15.  CHANGE IN THE SUB-ADVISER'S OWNERSHIP

          The Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-Adviser within a reasonable time prior to such change being effected.

     16.  ENFORCEABILITY

          Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction

     17.  CAPTIONS

   The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     18.  EXECUTION IN COUNTERPARTS; ELECTRONIC DELIVERY

   This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by electronic transmission in accordance with Section 18 and shall be binding upon the parties so transmitting their signatures.

     19.  NOTIFICATIONS

          All reports, notices, demands or requests required to be made or delivered hereunder shall be in writing and delivered by e-mail (except for a notice of termination), by reputable courier service such as Federal Express, or by registered or certified mail, return receipt requested, to the addresses below or to such other address as may be designated by a party. Notices shall be effective upon receipt.

     IF TO THE MANAGER:

          Fiera Capital Inc.
          375 Park Avenue
          8th Floor
          New York, New York 10152
          E-Mail:
          Attn:

     IF TO THE SUB-ADVISER:

          Mizuho Alternative Investments, LLC
          757 Third Avenue, 8th Floor
          New York, NY 10017
          E-mail: mai.legal@mizuhocbus.com
          Attn: Chief Operating Officer

     Wire transfers of payments due to the Sub-Adviser hereunder should be made to:

          Account Name: Mizuho Alternative Investments, LLC
          Bank: Mizuho Bank, Ltd., New York Branch
          Account No.: H10-740-016477
          ABA No.: 026004307

          or to such other account as the Sub-Adviser may indicate to the Manager from time to time.

     20.  CFTC DISCLSOURE

PURSUANT TO AN EXEMPTION UNDER CFTC RULES IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE CFTC. THE CFTC DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE CFTC HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

                                             FIERA CAPITAL INC.

                                             By:________________________________
                                                Name:
                                                Title:

                                             MIZUHO ALTERNATIVE INVESTMENTS, LLC

                                             By:________________________________
                                                Name:
                                                Title:

                             SUB-ADVISORY AGREEMENT

                                   SCHEDULE A

                 SERIES OF THE ADVISORS' INNER CIRCLE FUND III

Fiera Capital Diversified Alternatives Fund

                             SUB-ADVISORY AGREEMENT

                                  SCHEDULE B-1

                             INVESTMENT GUIDELINES

                                    FOR THE

                  FIERA CAPITAL DIVERSIFIED ALTERNATIVES FUND

Sub-Adviser will manage an Allocated Portion for the Series indicated above in accordance with the following:

     1) Using a futures-based strategy that follows a technical investment process, in the style of a Commodity Trading Advisor (CTA)

     2)   The gross exposure of the investment strategy shall not exceed 3,000%

     3) There will be the following gross exposure limits on product types, by instrument

          1.   Agriculturals: 125%

          2.   Bonds: 600%

          3.   Energy: 75%

          4.   Equity Index: 250%

          5.   Foreign Exchange: 500%

          6.   Interest Rate: 2,200%

          7.   Metals: 100%

     4) There will be liquidity limits, in terms of position size as a percentage of total open interest for any single contract of 5%.

     5) There will be Value at Risk ("VaR") limits on product types, by instrument (based on trailing 1yr daily VaR at a 95% confidence interval)

          1.   Agriculturals: 3%

          2.   Bonds: 3%

          3.   Energy: 3%

          4.   Equity Index: 4%

          5.   Foreign Exchange: 3%

          6.   Interest Rate: 4%

          7.   Metals: 3%

     6)   There will be a maximum margin to equity of 25%.

     7)   Minimum number of positions shall be 20.

                             SUB-ADVISORY AGREEMENT

                                   SCHEDULE C

                              RATE OF COMPENSATION



FUND                                              ANNUAL PERCENTAGE RATE OF
                                                 COMPENSATION BASED ON EACH
                                             SERIES' AVERAGE DAILY NET ASSETS
                                                   OF THE ALLOCATED PORTION(1)
--------------------------------------------------------------------------------
Fiera Capital Diversified Alternatives Fund                   1.00%
--------------------------------------------------------------------------------




----------
(1) The Allocated Portion for purposes of this Schedule C includes the value of any Excess Cash determined in accordance with the provisions of Section
     1.1 of the Agreement.


Fiera Capital
Diversified                                                       PROXY CARD
Alternatives Fund                                                 SIGN, DATE AND VOTE ON THE REVERSE SIDE
                                                                  -------------------------------------------->

YOUR VOTE IS IMPORTANT NO                                         PROXY VOTING OPTIONS
MATTER HOW MANY SHARES                                            ---------------------------------------
YOU OWN. PLEASE CAST YOUR                                         [GRAPHIC OMITTED]  1. MAIL  your signed
PROXY VOTE TODAY!                                                                    and voted proxy back
                                                                                     in the POSTAGE PAID
                                                                                     ENVELOPE provided

                                                                  [GRAPHIC OMITTED]  2. ONLINE at
-----------------------------------------------------                                PROXYONLINE.COM
SHAREHOLDER'S REGISTRATION PRINTED HERE                                              using your proxy
                                                                                     control number found
***BOXES FOR TYPSETTING PURPOSES ONLY***                                             below

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL                  [GRAPHIC OMITTED]  3. By PHONE when you
PROXY BALLOTS.  THEY IDENTIFY LOCATION OF WINDOWS ON                                 dial toll-free
OUTBOUND 9X12 ENVELOPES.                                                             1-888-227-9349 to
-----------------------------------------------------                                reach an automated
                                                                                     touchtone voting
                                                                                     line

                                                                  [GRAPHIC OMITTED]  4. By  PHONE with a
                                                                                     LIVE OPERATOR when
                                                                                     you call toll-free
                                                                                     1-800-967-0261
                                                                                     Monday through
                                                                                     Friday 9 a.m. to
                                                                                     10 p.m. Eastern time
                                                                  ---------------------------------------

                                                                  CONTROL NUMBER > 12345678910

                                                                  ---------------------------------------


                  FIERA CAPITAL DIVERSIFIED ALTERNATIVES FUND
                A SERIES OF THE ADVISORS' INNER CIRCLE FUND III
  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 5, 2016

The undersigned shareholder of Fiera Capital Diversified Alternatives Fund (the
"Fund"), a series of The Advisors' Inner Circle Fund III (the "Trust"), revoking previous proxies, hereby nominates, constitutes and appoints each of Michael
Beattie and Dianne Descoteaux, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of SEI Investments Company, One Freedom Valley
Drive, Oaks, PA 19456 on December 5, 2016, at 10:00 a.m., Eastern Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present, as indicated herein, and in their discretion upon any other business that may properly come before the meeting and any and all adjournments thereof.

The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

------------------------------------------------------------------------------------------------------------

DO YOU HAVE QUESTIONS? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-967-0261.
Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON DECEMBER 5, 2016. The Proxy Statement is available at: www.proxyonline.com/docs/fiera2016.pdf

--------------------------------------------------------------------------------------------------------------
[PROXY ID NUMBER HERE]                             [BAR CODE HERE]                                [CUSIP HERE]


FIERA CAPITAL DIVERSIFIED ALTERNATIVES FUND
A series of THE ADVISORS' INNER CIRCLE FUND III                                                     PROXY CARD


YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO
BE COUNTED. Your signature(s) on this should
be exactly as your name(s) appear on this Proxy             __________________________________________________
(reverse side). If the shares are held jointly,             SIGNATURE (AND TITLE IF APPLICABLE)           DATE
each holder should sign this Proxy.
Attorneys-in-fact, executors, administrators,
trustees or guardians should indicate the full              __________________________________________________
title and capacity in which they are signing.               SIGNATURE (IF HELD JOINTLY)                   DATE
If a corporation or another entity, the signature
should be that of an authorized officer who
should state his or her full title.

--------------------------------------------------------------------------------------------------------------

This proxy is solicited on behalf of the Fund's Board of Trustees.  WHEN PROPERLY EXECUTED, THIS PROXY WILL BE
VOTED AS INDICATED OR "FOR" THE PROPOSAL IF NO CONTRARY DIRECTION IS GIVEN.

THE  BOARD  OF  TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE  PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:   O

                                                                                FOR      AGAINST      ABSTAIN

1.  To approve a new investment advisory agreement between the Trust,            O          O            O
    on behalf of the Fund, and Fiera Capital Inc. ("Fiera").

2.  To approve an interim investment advisory agreement between the Trust,       O          O            O
    on behalf of the Fund, and Fiera Capital Management Company LLC.

3.  To approve a new investment sub-advisory agreement between Fiera and         O          O            O
    Mizuho Alternative Investments, LLC with respect to the Fund.

The approval of Proposal 3 is contingent on the approval of Proposal 1.


                         YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

               PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                             THANK YOU FOR VOTING

--------------------------------------------------------------------------------------------------------------
[PROXY ID NUMBER HERE]                             [BAR CODE HERE]                                [CUSIP HERE]

